LOAN AND SECURITY AGREEMENT

                          Dated as of November 1, 2000


                                     Between



                                 MIM FUNDING LLC
                                   as Borrower





                                       and






                               HFG HEALTHCO-4 LLC
                                    as Lender




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                                TABLE OF CONTENTS


                                                                                                               Page
                                                                                                               ----
ARTICLE I      COMMITMENT; AMOUNTS AND TERMS OF THE
                          REVOLVING LOAN
                  ss. 1.01.    Revolving Advances.................................................................1
                  ss. 1.02.    Revolving Commitment and Borrowing Limit...........................................1
                  ss. 1.03.    Notice of Borrowing; Borrower's Certificate........................................2
                  ss. 1.04.    Termination of Revolving Commitment................................................2
                  ss. 1.05.    Interest and Fees..................................................................2
                  ss. 1.06.    Voluntary Reductions...............................................................3
                  ss. 1.07.    Computation of Interest............................................................3
                  ss. 1.08.    Procedures for Payment.............................................................3
                  ss. 1.09.    Indemnities........................................................................4
                  ss. 1.10.    Telephonic Notice..................................................................5
                  ss. 1.11.    Maximum Interest...................................................................5

ARTICLE II     COLLECTION AND DISTRIBUTION
                  ss. 2.01.    Collections on the Receivables.....................................................6
                  ss. 2.02.    Distribution of Funds..............................................................6
                  ss. 2.03.    Distribution of Funds at the Maturity Date or Upon an Event of Default.............6
                  ss. 2.04.    Distributions to the Borrower Generally............................................6
                  ss. 2.05.    Avoidance of Breakage Costs........................................................6

ARTICLE III    REPRESENTATIONS AND WARRANTIES; COVENANTS;
                         EVENTS OF DEFAULT
                  ss. 3.01.    Representations and Warranties; Covenants..........................................7
                  ss. 3.02.    Events of Default; Remedies........................................................7
                  ss. 3.03.    Attorney-in-Fact...................................................................7

ARTICLE IV     SECURITY
                  ss. 4.01.    Grant of Security Interest.........................................................8

ARTICLE V      MISCELLANEOUS
                  ss. 5.01.    Amendments, etc....................................................................8
                  ss. 5.02.    Notices, etc.......................................................................9
                  ss. 5.03.    Assignability......................................................................9
                  ss. 5.04.    Further Assurances.................................................................9
                  ss. 5.05.    Costs and Expenses; Collection Costs...............................................9
                  ss. 5.06.    Confidentiality...................................................................10
                  ss. 5.07.    Term and Termination; Early Termination Fee.......................................11
                  ss. 5.08.    No Liability of Lender............................................................12
                  ss. 5.09.    Entire Agreement; Severability....................................................12
                  ss. 5.10.    GOVERNING LAW.....................................................................13
                  ss. 5.11.    WAIVER OF JURY TRIAL, JURISDICTION AND VENUE......................................13


                                        i



                                                                                                               Page
                  ss. 5.12.    Execution in Counterparts.........................................................13
                  ss. 5.13.    No Proceedings....................................................................13
                  ss. 5.14.    Survival of Termination...........................................................13


EXHIBITS

Exhibit I           Definitions
Exhibit II          Conditions of Revolving  Advances
Exhibit III         Representations  and Warranties
Exhibit  IV         Covenants
Exhibit  V          Events  of  Default
Exhibit  VI         Eligibility  Criteria
Exhibit VII-A       Form of Borrowing Base  Certificate
Exhibit VII-B       Form of Borrower's  Certificate
Exhibit VIII        Form of Depositary  Agreement
Exhibit IX-A        Form of Opinion of Counsel
Exhibit IX-B        Form of Opinion of Counsel

SCHEDULES

Schedule I          Addresses for Notices
Schedule II         Credit and Collection Policy
Schedule III        Disclosures
Schedule IV         Lockbox Information
Schedule V          Net Value Factors

         LOAN AND SECURITY AGREEMENT, dated as of November 1, 2000, between MIM FUNDING LLC, a limited liability company organized under the laws of the State of Delaware (together with its successors and assigns, the "BORROWER"), and HFG HEALTHCO-4 LLC, a Delaware limited liability company (together with its successors and assigns, the "LENDER"), agree as follows:

         Certain terms that are capitalized and used throughout this Agreement are defined in Exhibit I to this Agreement. References herein, and in the Exhibits and Schedules hereto, to the "Agreement" refer to this Agreement, as amended, restated, modified or supplemented from time to time in accordance with its terms (this "AGREEMENT").

         The Borrower (i) is a limited liability company organized under the laws of the State of Delaware owned by the Providers, (ii) has acquired and will acquire all the receivables from the Providers by purchase or contribution to the capital of the Borrower pursuant to the RPTA, as determined from time to time by the Borrower and the Providers, and (iii) wishes to borrow funds from the Lender on a continuing and revolving basis secured by all its assets, including the receivables acquired from the Providers.

         The Lender is prepared to make a revolving loan secured by the Borrower's assets, including such receivables, on the terms and subject to the conditions set forth herein.

         Accordingly, the parties agree as follows:


                                     ARTICLE I
               COMMITMENT; AMOUNTS AND TERMS OF THE REVOLVING LOAN

           ss. 1.01. Revolving Advances. (a) The Lender agrees to lend from time to time to the Borrower, subject to and upon the terms and conditions herein set forth, on any Funding Date, such amounts as, in accordance with the terms hereof, may be requested by the Borrower (each such borrowing, a "REVOLVING ADVANCE" and the aggregate outstanding principal balance of all Revolving Advances from time to time, the "REVOLVING LOAN").

           (b)Each Revolving Advance shall be made on the date specified in the Borrower's Certificate, or telephonic notice confirmed in writing, as described in Section 1.03 hereof.

           ss. 1.02. (a) Revolving Commitment and Borrowing Limit. The Revolving Loan at any time shall not exceed an amount equal to the lesser of (i) $45,000,000 (such amount, or such lesser amount after giving effect to any decrease pursuant to the provisions of Section 1.02(d) hereof, the "REVOLVING COMMITMENT"), and (ii) the Borrowing Base as of such time (the lesser of (i) and
(ii) being the "BORROWING LIMIT").

           (b) Subject to the limitations herein and of Exhibit II hereof, the Borrower may borrow, repay (without premium or penalty) and reborrow under the Revolving Commitment. The Revolving Loan shall not exceed, and the Lender shall not have any obligation to make any

Revolving Advance which shall result in the Revolving Loan being in excess of, the Revolving Commitment.

           (c) If at any time the Revolving Loan exceeds the Borrowing Limit at such time, the Borrower shall promptly, in accordance with Article II hereof, eliminate such excess by paying an amount equal to such excess until such excess is eliminated in full.

           ss. 1.03. Notice of Borrowing; Borrower's Certificate. Whenever the Borrower desires a Revolving Advance be made, the Borrower shall give the Lender, not later than 11:00 a.m. (New York time) one Business Day's prior, written notice, or telephonic notice from an Authorized Representative confirmed promptly by a Written Notice, (which notice, in each case, shall be irrevo-cable) of its desire to make a borrowing of a Revolving Advance. Each notice of borrowing under this Section 1.03 shall (i) be signed by the Borrower, and (ii) be substantially in the form of Exhibit VII-B hereto (each a "BORROWER'S CERTIFICATE") and specify the date on which the Borrower desires to make a borrowing of a Revolving Advance (which in each instance shall be a Funding
Date), the amount of such borrowing and shall have attached to it the most recent Borrowing Base Certificate.

           ss. 1.04. Termination of Revolving Commitment. On the Maturity Date, the Revolving Commitment shall be canceled automatically. In addition, prior to the Maturity Date, the Borrower may terminate the Revolving Commitment pursuant to Section 5.07(b). Upon such cancellation, the Revolving Loan (together with all other Lender Debt) shall become, without further action by any Person, immediately due and payable together with all accrued interest thereon to such date plus any fees, premiums, charges or costs provided for hereunder.

           ss. 1.05. Interest and Fees. (a) Interest. The Borrower shall, upon demand, pay interest on the Revolving Loan on (i) each Interest Payment Date and
(ii) the Maturity Date (whether by acceleration or otherwise), in each case, at an interest rate per annum equal to the LIBO Rate in effect for the applicable Interest Period plus 2.10%.

           (b) Default Interest. Notwithstanding anything to the contrary contained herein, while any Event of Default is continuing, interest on the Revolving Loan shall be payable on demand at a rate per annum equal to 4.00% in excess of the rate then otherwise applicable to the Revolving Loan.

           (c) Non-Utilization Fee. The Borrower shall pay to the Lender on the first Funding Date of each month a fee (the "NON-UTILIZATION FEE") equal to 0.50% per annum on the average amount, calculated on a daily basis, by which the Revolving Commitment exceeded the Revolving Loan during the prior Month.

           (d) A/R Fee. The Borrower shall pay to the Lender the A/R Fee on the first Business Day of each month.

           (e) Facility Management Fee. The Borrower shall pay to the Lender a fee (the "FACILITY MANAGEMENT FEE"), payable in 36 equal installments of $20,000 on the Initial Funding Date and on the first Business Day of each month thereafter from the Facility Reserve. Upon the termination of this Agreement (for any reason other than the default hereof by the Lender or a Rating

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Agency Amendment that the Providers,  in their  reasonable  judgment and in good faith determine is unacceptable) prior to the Maturity Date, the remaining monthly payments of the Facility Management Fee shall become immediately due and payable.

         ss. 1.06. Voluntary Reductions. Upon not less than two Business Days' Written Notice and at its sole election, the Borrower may on any Funding Date reduce the outstanding principal amount of the Revolving Loan; provided, however, that the Borrower shall provide the Lender with at least 30 days' prior Written Notice to the extent such reduction shall be more than 10% of the then outstanding principal amount of the Revolving Loan.

         ss. 1.07. Computation of Interest. (a) Interest on the Revolving Loan and fees and other amounts calculated by the Lender on the basis of a rate per annum shall be computed on the basis of actual days elapsed over a 360-day year.

         (b) Whenever any payment to be made hereunder or under any other Document shall be stated to be due and payable on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest on such payment.

         ss. 1.08. Procedures for Payment. (a) Each payment hereunder shall be made not later than 12:00 noon (New York City time) on the day when due in lawful money of the United States of America to the Lender without counterclaim, offset, claim or recoupment of any kind and free and clear of, and without deduction for, any present or future withholding or other taxes, duties or charges of any nature imposed on such payments or prepayments by or on behalf of any Governmental Entity thereof or therein, except for Excluded Taxes. If any such taxes, duties or charges are so levied or imposed on any payment to the Lender, the Borrower will make additional payments in such amounts as may be necessary so that the net amount received by the Lender, after withholding or deduction for or on account of all taxes, duties or charges, including deductions applicable to additional sums payable under this Section 1.08, will be equal to the amount provided for herein. Whenever any taxes, duties or charges are payable by the Borrower with respect to any payments hereunder, the Borrower shall furnish promptly to the Lender information, including certified copies of official receipts (to the extent that the relevant governmental authority delivers such receipts), evidencing payment of any such taxes, duties or charges so withheld or deducted. If the Borrower fails to pay any such taxes, duties or charges when due to the appropriate taxing authority or fails to remit to the Lender the required information evidencing payment of any such taxes, duties or charges so withheld or deducted, the Borrower shall indemnify the Lender for any incremental taxes, duties, charges, interest or penalties that may become payable by the Lender as a result of any such failure.

         (b) Notwithstanding anything to the contrary contained in this Agreement, the Borrower agrees to pay any present or future stamp or documentary taxes, any intangibles tax or any other sales, excise or property taxes, charges or similar levies now or hereafter assessed that arise from and are attributable to any payment made hereunder or from the execution, delivery of, or otherwise with respect to, this Agreement or any other Documents and any and all recording fees relating to any Documents securing any Lender Debt ("OTHER TAXES").

         (c) The Borrower shall indemnify the Lender for the full amount of any taxes, duties or charges other than Excluded Taxes (including, without limitation, any taxes other than Excluded Taxes imposed by any jurisdiction on amounts payable under this Section 1.08) duly paid or payable by the Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Indemnification payments shall be made within 30 days from the date the Lender makes written demand therefor. The Lender shall provide to the Borrower a statement, supported when applicable by documentary evidence, explaining the amount of any such liability it incurs, which statement shall be conclusive absent manifest error.

         (d) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 1.08 shall survive the payment in full of principal and interest hereunder.

         ss. 1.09. Indemnities. (a) The Borrower hereby agrees to indemnify the Lender on demand against any loss or expense which the Lender or a branch or an Affiliate of the Lender actually incurred as a consequence of: (i) any default in payment or prepayment of the principal amount of any Revolving Advance made to it or any portion thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by irrevocable notice of payment or prepayment, or otherwise); (ii) the effect of the occurrence of any Event of Default upon any Revolving Advance made to it; (iii) the payment or prepayment of the principal amount of any Revolving Advance made to it or any portion thereof, on any day other than a Funding Date; or (iv) the failure by the Borrower to accept a Revolving Advance after it has requested such borrowing, conversion or renewal; in each case including, but not limited to, any loss or expense sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain such Revolving Advance or any portion thereof; provided, however, that so long as no Event of Default is continuing, no payment shall be made with respect to any loss or expense that is being contested in good faith by the Borrower. The Lender shall provide to the Borrower a statement, supported when applicable by documentary evidence, explaining the amount of any such loss or expense it incurs, which statement shall be conclusive absent manifest error.

         (b) The Borrower hereby agrees to indemnify and hold harmless the Lender, the Program Manager, the Master Servicer and their respective Affiliates, (together with their respective directors, officers, agents, representatives, shareholders, lenders, counsel and employees, each an
"INDEMNIFIED PARTY"), from and against any and all losses, claims, damages, costs, expenses (including reasonable counsel fees and disbursements) and liabilities which are actually incurred by such Indemnified Party arising out of the commitments hereunder to make the Revolving Advances, or the financings contemplated hereby, the other Documents, the Collateral (including, without limitation, the use thereof by any of such Persons or any other Person, the exercise by the Lender of rights and remedies or any power of attorney with respect thereto, and any action or inaction of the Lender under and in accordance with any Documents), the use of proceeds of any financial accommodations provided hereunder, any investigation, litigation or other proceeding (brought or threatened) relating thereto, or the role of any such Person or Persons in connection with the foregoing, whether or not any Indemnified Party is named as a party to any legal action or proceeding ("CLAIMS"). The Borrower will not, however, be responsible to any Indemnified Party hereunder for any Claims to the extent that a court having jurisdiction shall have determined by a final nonappealable judgment that any such Claim shall have arisen out of or resulted directly and principally from (i)(1) actions taken or omitted to be taken by such Indemnified Party by reason of the bad faith, willful misconduct or gross negligence of any Indemnified Party, or (2) in violation of any law or regulation applicable to such Indemnified Party (except to the extent that such violation is attributable to any breach of any representation, warranty or agreement by or on behalf of the Borrower, any Provider or any of their respective designees, in each case, as determined by a final nonappealable decision of a court of competent jurisdiction), or (ii) a successful claim by a Provider against such Indemnified Party ("EXCLUDED CLAIMS"). The Indemnified Party shall give the Borrower prompt Written Notice of any Claim setting forth a description of those elements of the Claim of which such Indemnified Party has knowledge. The Lender, as an Indemnified Party, shall be permitted hereunder to select counsel to defend such Claim with the consent of the Providers, such consent not to be unreasonably withheld, at the expense of the Borrower and, if such Indemnified Party shall decide to do so, then all such Indemnified Parties shall select the same counsel to defend such Indemnified Parties with respect to such Claim; provided, however, that if any such Indemnified Party shall in its reasonable opinion consider that the retention of one joint counsel as aforesaid shall result in a conflict of interest, such Indemnified Party may, at the expense of the Borrower, select its own counsel to defend such Indemnified Party with respect to such Claim. The Indemnified Parties and the Borrower and their respective counsel shall cooperate with each other in all reasonable respects in any investigation, trial and defense of any such Claim and any appeal arising therefrom.

         ss. 1.10. Telephonic Notice. Without in any way limiting the Borrower's obligation to confirm in writing any telephonic notice of a borrowing, conversion or renewal, the Lender may act without liability upon the basis of telephonic notice believed by the Lender in good faith to be from an Authorized Representative of the Borrower prior to receipt of written confirmation.

         ss. 1.11. Maximum Interest. (a) No provision of this Agreement shall require the payment to the Lender or permit the collection by the Lender of interest in excess of the maximum rate of interest from time to time permitted (after taking into account all consideration which constitutes interest) by laws applicable to the Lender Debt and binding on the Lender (such maximum rate being the Lender's "MAXIMUM PERMISSIBLE RATE").

         (b) If the amount of interest (computed without giving effect to this Section 1.11) payable on any Interest Payment Date in respect of the preceding interest computation period would exceed the amount of interest computed in respect of such period at the Maximum Permissible Rate, the amount of interest payable to the Lender on such date in respect of such period shall be computed at the Maximum Permissible Rate.

         (c) If at any time and from time to time: (i) the amount of interest payable to any Lender on any Interest Payment Date shall be computed at the Maximum Permissible Rate pursuant to the preceding subsection (b); and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to the Lender would be less than the amount of interest payable to the Lender computed at the Maximum Permissible Rate, then the amount of interest payable to the Lender in respect of such subsequent interest computation period shall continue to be computed at the Maximum Permissible Rate until the amount of interest payable to the Lender shall equal the total amount of interest which would have been payable to the Lender if the total amount of interest had been computed without giving effect to the preceding subsection
(b).

                                   ARTICLE II
                           COLLECTION AND DISTRIBUTION

         ss. 2.01. Collections on the Receivables. The Lender shall be entitled with respect to all Receivables, (i) to receive and to hold as collateral all Receivables and all Collections on Receivables in accordance with the terms of the Depositary Agreement, and (ii) to have and to exercise any and all rights to collect, record, track and, during the continuance of an Event of Default, take all actions to obtain Collections with respect to all Receivables.

         ss. 2.02. Distribution of Funds. On each Funding Date, and provided, that (i) no Event of Default is continuing, and (ii) the Borrower shall have successfully sent by Transmission to the Master Servicer all Receivable Information for the period since the immediately prior Funding Date, the Lender shall distribute any and all Collections received in the Collection Account prior to 12:00 p.m. on the immediately prior Funding Date as follows: FIRST, to the Lender, an amount in cash equal to the Fee and Interest Shortfall, if any, until such amount has been paid in full; SECOND, to the Lender, an amount in cash equal to the Borrowing Base Deficiency, if any, until such amount is paid in full; THIRD, to the Lender, an amount in cash equal to the payment, if any, of principal on the Revolving Loan due and payable on such Funding Date, until such amount has been paid in full; FOURTH, to the Lender, an amount in cash equal to the payment of any other Lender Debt due and payable on such Funding Date, if any, until such amount has been paid in full; and FIFTH, to the Borrower, all remaining amounts of Collections, as requested.

         ss. 2.03. Distribution of Funds at the Maturity Date or Upon an Event of Default. At the Maturity Date or upon the occurrence and during the continuance of an Event of Default, subject to the rights and remedies of the Lender pursuant to Section 3.02 hereof, the Lender shall distribute any and all Collections as follows: FIRST, to the Lender, an amount in cash equal to any and all accrued fees and collection costs as set forth in Sections 1.05 and 5.05, until such amount has been paid in full; SECOND, to the Lender, an amount in cash equal to all accrued and unpaid interest on the Revolving Loan (at the rates established under Section 1.05) until such amount has been paid in full; THIRD, to the Lender, an amount in cash equal to the principal amount of the Revolving Loan, until such amount is paid in full; FOURTH, to the Lender, an amount in cash equal to the payment of any other Lender Debt due and payable on such date, until such amount has been paid in full; and FIFTH, to the Borrower, all remaining amounts of Collections.

         ss. 2.04. Distributions to the Borrower Generally. Distributions to the Borrower on each Funding Date shall be deposited in the Borrower Account.

         ss. 2.05. Avoidance of Breakage Costs. So long as no Default or Event of Default is continuing or the Borrower has provided at least 30 days' prior Written Notice thereof, the Lender shall not apply out of the Collections any payment of principal to any portion of the Revolving Loan in excess of 10% of the Revolving Loan outstanding at such time.

                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES; COVENANTS;
                                EVENTS OF DEFAULT

         ss. 3.01 Representations and Warranties; Covenants. The Borrower makes on the Initial Funding Date and on each subsequent Funding Date, the representations and warranties set forth in Exhibit III hereto, and hereby agrees to perform and observe the covenants set forth in Exhibit IV hereto.

         ss. 3.02. Events of Default; Remedies. (a) If any Event of Default shall occur and be continuing, the Lender may, by Written Notice to the Borrower, take either or both of the following actions: (x) declare the Maturity Date to have occurred, and (y) without limiting any rights hereunder and subject to applicable law, replace the Borrower and the Borrower's agent in its performance of any or all of the "Primary Servicer Responsibilities" under the RPTA (which replacement may be effectuated through the outplacement to a qualified and experienced third-party of all back office duties, including billing, collection and processing responsibilities, and access to all personnel, hardware and software utilized in connection with such responsibilities); provided, that with respect to the Event of Default in clause
(i) of Exhibit V, the Maturity Date shall be deemed to have occurred automatically and without notice. Upon any such declaration or designation, the Lender shall have, in addition to the rights and remedies which it may have under this Agreement, all other rights and remedies provided after default under the UCC and under other applicable law, which rights and remedies shall be cumulative.

         (b) Right of Set-Off. The Borrower hereby irrevocably authorizes and instructs the Lender to set-off the full amount of any Lender Debt due and payable against (i) any Collections, or (ii) the principal amount of any Revolving Advance requested on or after such due date, provided, however, that so long as no Event of Default is continuing, the Lender will not set-off any amounts that are being contested in good faith by the Purchaser. No further notification, act or consent of any nature whatsoever is required prior to the right of the Lender to exercise such right of set-off; provided, however, a member of the Lender Group shall promptly notify the Borrower: (1) a set-off pursuant to this Section 3.02 occurred, (2) the amount of such set-off and (3) a description of the Lender Debt that was due and payable.

         ss. 3.03 Attorney-in-Fact. The Borrower hereby irrevocably designates and appoints the Lender, the Master Servicer and each other Person in the Lender Group, to the extent permitted by applicable law and regulation, as the Borrower's attorneys-in-fact, which irrevocable power of attorney is coupled with an interest, with authority, upon the continuance of an Event of Default (and to the extent not prohibited under applicable law and regulations) to (i) endorse or sign the Borrower's name to financing statements, remittances, invoices, assignments, checks, drafts, or other instruments or documents in respect of the Receivables, (ii) notify Obligors to make payments on the Receivables directly to the Lender, and (iii) bring suit in the Borrower's name and settle or compromise such Receivables as the Lender or the Master Servicer may, in its discretion, deem appropriate.

                                   ARTICLE IV
                                    SECURITY

         ss. 4.01 Grant of Security  Interest.  As  collateral  security for the
Borrower's obligations to pay the Lender Debt when due and payable and its indemnification obligations hereunder, the Borrower hereby grants to the Lender a first priority Lien on and security interest in and right of set-off against all of the rights, title and interest of the Borrower in and to: (i) the RPTA;
(ii) to the maximum extent permitted by law, the Lockbox and the Lockbox Account; (iii) all Accounts of the Borrower whether now owned or hereafter acquired; (iv) any and all amounts held in any accounts maintained at Fleet National Bank or any other bank in respect of any of the foregoing or in compliance with any terms of this Agreement; (v) all of the Additional Collateral; (vi) (x) any amounts held in the Facility Reserve, any investments thereof, including, without limitation, any certificates or instruments evidencing any such investments, and all claims and choses in action in respect of the foregoing, (y) any interest or other payment made in respect of such investments and (z) any and all proceeds of any of the above and all claims and choses in action in respect of the foregoing (to the extent the Lender makes any such investments, the Borrower hereby authorizes the Lender to hold in pledge any certificate or instrument evidencing such investments), and (vii) all proceeds of the foregoing; (all of the foregoing clauses (i) through (vi) inclusive, the "COLLATERAL"). This Agreement shall be deemed to be a security agreement as understood under the UCC.

         (b) The Borrower agrees to execute, and hereby authorizes the Lender to file, one or more financing statements or continuation statements or amendments thereto or assignments thereof in respect of the Lien created pursuant to this
Section 4.01 which may at any time be required or, in the opinion of the Lender, be desirable, and to do so without the signature of the Borrower where permitted by law.



                                    ARTICLE V
                                  MISCELLANEOUS

         ss. 5.01. Amendments, etc. (a) No amendment or waiver of any provision of this Agreement or consent to any departure therefrom by a party hereto shall be effective unless in a writing signed by the Lender and the Borrower and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Lender or the Borrower to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

         (b) The parties hereto agree to make any change, modification or amendment to this Agreement as may be requested by Duff & Phelps Credit Rating Co. or any other rating agency then rating the receivables finance program of the Lender, so long as any such change, modification or amendment does not materially adversely affect the parties hereto (each a "Rating Agency Amendment").

           ss. 5.02 Notices, etc. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which may include facsimile communication) and shall be faxed or delivered, (i) to each party hereto (and the Lender hereby agrees that notices to or for its benefit may be delivered to the Program Manager and such delivery to the Program Manager shall be deemed received by the Lender), at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a Written Notice to the other parties hereto, and (ii) to the Program Manager and the Master Servicer at the addresses set forth on Schedule I attached hereto and as such schedule may be amended from time to time by the Lender. Notices and communications by facsimile shall be effective when sent and confirmation received (and shall be promptly followed by hard copy), and notices and communications sent by other means shall be effective when received.

           ss. 5.03. Assignability. (a) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns.

           (b) The Borrower may not assign its rights or obligations hereunder or any interest herein without the prior written consent of the Lender.

           ss. 5.04. Further Assurances. The Borrower shall, at its cost and expense, upon the reasonable request of the Lender, duly execute and deliver, or cause to be duly executed and delivered, to the Lender such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of the Lender to carry out more effectively the provisions and purposes of this Agreement.

           ss. 5.05. Costs and Expenses; Collection Costs. The Borrower agrees to pay (i) on the Initial Funding Date and (ii) with respect to costs and expenses incurred thereafter, within seven days of invoicing therefor, all reasonable costs and expenses in connection with the preparation, execution and delivery of this Agreement and any waiver, modification, supplement or amendment hereto, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender and its Affiliates and all costs and expenses, if any (including reasonable counsel fees and expenses), of the Lender and its Affiliates in connection with the waiver, amendment and enforcement of this Agreement.

           (b) The Borrower further agrees to pay on the Initial Funding Date (and with respect to costs and expenses incurred following the Initial Funding Date, within seven days of invoicing therefor) (i) all reasonable costs and expenses incurred by the Lender or its agent in connection with (x) semi-annual audits of the Receivables, (y) all audits conducted in connection with any material change in the Receivables or a change in the Credit and Collection Policy (z) and all audits conducted during the continuance of an Event of Default, (ii) all reasonable costs and expenses incurred by the Master Servicer or the Program Manager to accommodate any significant coding or data system changes necessitated by the Borrower that would affect the transmission or interpretation of data received through the interface, and (iii) all reasonable costs and expenses incurred by the Lender for additional time and material expenses of the Master Servicer resulting from a lack of either cooperation or responsiveness of the Borrower to agreed-upon protocol and schedules with the Master Servicer; provided, that the Borrower has been informed of the alleged lack of cooperation or responsiveness and has been provided the opportunity to correct such problems.

           (c) In the event that the Lender shall retain an attorney or attorneys to collect, enforce, protect, maintain, preserve or foreclose its interests with respect to this Agreement, any other Documents, any Lender Debt, any Receivable or the Lien on any Collateral or any other security for the Lender Debt or under any instrument or document delivered pursuant to this Agreement, or in connection with any Lender Debt, the Borrower shall pay all of the reasonable costs and expenses of such collection, enforcement, protection, maintenance, preservation or foreclosure, including reasonable attorneys' fees, which amounts shall be part of the Lender Debt, and the Lender may take judgment for all such amounts. The attorney's fees arising from such services, including those of any appellate proceedings, and all reasonable out-of-pocket expenses, charges, costs and other fees incurred by such counsel in any way or with respect to or arising out of or in connection with or relating to any of the events or actions described in this Section 5.05 shall be payable by the Borrower to the Lender on demand (with interest accruing from the eighth day following the date of such demand, and shall be additional obligations under this Agreement. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: recording costs, appraisal costs, paralegal fees, costs and expenses; accountants' fees, costs and expenses; court costs and expenses; photocopying and duplicating expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram charges; telecopier charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal services.

           ss. 5.06. Confidentiality. (a) The Borrower and the Lender hereby acknowledge that this Agreement, the RPTA and documents delivered hereunder, thereunder or in connection with, including, without limitation, any information relating to the Borrower, any member of the Lender Group or any Provider, contain confidential and proprietary information. Unless otherwise required by applicable law, the Borrower and the Lender each hereby agrees to maintain the confidentiality of this Agreement (and all drafts, memos and other documents delivered in connection therewith including, without limitation, any information relating to the Borrower, any member of the Lender Group or a Provider delivered hereunder or under the RPTA) in communications with third parties and otherwise and to take all reasonable actions to prevent the unauthorized use or disclosure of and to protect the confidentiality of such confidential information; provided, that, such confidential information may be disclosed to (i) subject to an agreement to keep same confidential (1) the Borrower's legal counsel, accountants and auditors, a Provider under the RPTA, and the Providers' investors, creditors, legal counsel, accountants and auditors, (2) the Program Manager, the Parent, the Person then fulfilling the "Primary Servicer Responsibilities" under the RPTA, each member of the Lender Group, investors in and creditors of the Lender, appropriate rating agencies with respect to the Lender, and each of their respective legal counsel, accountants, advisers and auditors, (3) to any other Person with the written consent of the applicable other party hereto, which consent shall not be unreasonably withheld; (ii) subject to reasonable prior notice to the extent practicable and not prohibited by law, (1) pursuant to subpoena or other court of legal process and (2) to the extent reasonably required in connection with any litigation or proceeding to which any party hereto is a party; (iii)to any Person if such information otherwise becomes available to such Person or publicly available through no fault of any party governed by this Section 5.06; (iv) to any Governmental

Entity requesting such information; and (v) in compliance with any law, rule, regulation or order applicable to one of the parties hereto.

           (b) The Borrower understands and agrees that the Lender or the Lender Group may suffer irreparable harm if the Borrower breaches its obligations under this Section 5.06 and that monetary damages shall be inadequate to compensate the injured party for such breach. Accordingly, the Borrower agrees that, in the event of a breach by the Borrower of Section 5.06(a), the Lender, in addition and not in limitation of its rights and remedies under law, shall be entitled to a temporary restraining order, preliminary injunction and permanent injunction to prevent or restrain any such breach.

           (c) The Lender and the Borrower each hereby agrees to, and the Lender shall take reasonable steps to cause each member of the Lender Group to, comply with all applicable state or federal statutes or regulations relating to patient medical record confidentiality.

           ss. 5.07. Term and Termination; Early Termination Fee. (a) The obligations of the Lender under this Agreement shall continue in full force and effect from the date hereof until the Maturity Date. Upon the payment in full of all Lender Debt, the Lender shall take all actions and deliver all assignments, certificates, releases, notices and other documents, at the Borrower's expense, as the Borrower may reasonably request to effect such termination.

           (b) The Borrower may terminate this Agreement at any time prior to the Maturity Date upon (i) lapse of not less than ten days' prior Written Notice (which shall be irrevocable) to the Lender and (ii) payment in full of all Lender Debt, including, without limitation, all applicable accrued and unpaid fees, charges and costs, all as provided hereunder, and in such occurrence of clauses (i) and (ii) the commitment hereunder shall be deemed to be terminated.

           (c) Upon the termination of this Agreement (for any reason other than the default hereof by the Lender or a Rating Agency Amendment that the Borrower, in its reasonable judgment and in good faith determines is unacceptable) prior to the Maturity Date, the Borrower shall pay to the Lender an early termination fee in an amount equal to the sum of (i) 2% of the Revolving Commitment then in effect and (ii) the remaining monthly payments of the Facility Management Fee.

           (d) The termination of this Agreement shall not affect any rights of the Lender or any obligations of the Borrower arising on or prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all Lender Debt incurred on or prior to such termination has been paid and performed in full.

           (e) Upon the giving of notice that an Event of Default has occurred and is continuing under this Agreement, all Lender Debt shall be due and payable on the date of such Event of Default specified in such notice. Upon the (i) the termination of all commitments and obligations of the Lender, and (ii) the payment in full of all Lender Debt, the Lender shall, at the Borrower's request and sole cost and expense, execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence such termination.

           (f) The Liens and rights granted to the Lender hereunder with respect to the Collateral shall continue in full force and effect, notwithstanding the termination of this Agreement, until all of the Lender Debt has been indefeasibly paid in full in cash.

           (g) Notwithstanding the foregoing, if after receipt of any payment of all or any part of the Lender Debt, the Lender is for any reason compelled to surrender such payment to any Person or entity because such payment is determined to be void or voidable as a preference, an impermissible setoff, a diversion of trust funds or for any other reason, this Agreement shall continue in full force (except that the Revolving Commitment of the Lender shall have been terminated), and the Borrower shall be liable to, and shall indemnify and hold the Lender harmless for the amount of such payment surrendered until the Lender shall have been finally and irrevocably paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Lender in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Lender's rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

           ss. 5.08. No Liability of Lender. (a) Neither this Agreement nor any document executed in connection herewith shall constitute an assumption by the Lender of any obligation to any Obligor or any plan participant of the Obligor, or any obligation of the Borrower or any Provider.

           (b) Notwithstanding any other provision herein, no recourse under any obligation, covenant, agreement or instrument of the Lender contained herein or with respect hereto shall be had against any Related Person whether arising by breach of contract, or otherwise at law or in equity (including any claim in tort), whether express or implied, it being understood that the agreements and other obligations of the Lender herein and with respect hereto are solely its corporate obligations; provided, however, nothing herein above shall operate as a release of any liability which may arise as a result of such Related Person's gross negligence or willful misconduct. The provisions of this Section 5.08 shall survive the termination of this Agreement.

           ss.  5.09.  Entire  Agreement;   Severability.  (a)  This  Agreement,
including all exhibits and schedules hereto and the documents referred to herein, embody the entire agreement and understanding of the parties concerning the subject matter contained herein. This Agreement supersedes any and all prior agreements and understandings between the parties, whether written or oral.

           (b) If any provision of this Agreement shall be declared invalid or unenforceable, the parties hereto agree that the remaining provisions of this Agreement shall continue in full force and effect.

           ss. 5.10.  GOVERNING LAW. THIS AGREEMENT  SHALL,  IN ACCORDANCE  WITH
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION

OF THE SECURITY INTEREST GRANTED HEREUNDER, OR REMEDIES RELATED THERETO, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

           ss. 5.11. WAIVER OF JURY TRIAL, JURISDICTION AND VENUE. EACH OF THE PARTIES HERETO HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN THE EVENT OF ANY LITIGATION WITH RESPECT TO ANY MATTER RELATED TO THIS AGREEMENT, AND HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK CITY, NEW YORK IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. IN ANY SUCH LITIGATION, EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO THE PARTIES HERETO AT THEIR ADDRESSES SET FORTH ON THE SIGNATURE PAGE HEREOF.

           ss. 5.12. Execution in Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

           ss. 5.13. No Proceedings. The Borrower hereby agrees that it will not institute against the Lender any proceeding of the type referred to in clause
(i) of Exhibit V so long as any senior indebtedness issued by the Lender shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such senior indebtedness shall have been outstanding.

           ss. 5.14. Survival of Termination. All indemnities contained herein shall survive the termination hereof unless otherwise provided. In addition, the provisions of Sections 3.02(b), 5.05, 5.06, 5.08, 5.13 and this Section 5.14 shall survive any termination of this Agreement.

           ss. 5.15. Facility Reserve. The Lender has established with The Bank of New York a deposit account in the name and sole dominion and control of the Lender (the "FACILITY RESERVE") for the purpose of reserving funds for the payment of the Facility Management Fee. The Facility Reserve shall be funded on the Initial Funding Date in an amount equal to $720,000.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


         BORROWER:             MIM FUNDING LLC


                               By: /s/ Edward J. Sitar
                                   -----------------------
                                        Name: Edward J. Sitar
                                        Title: Treasurer


                               Address: 100 Clearbrook Road
                                        Elmsford, NY 10523

                                        Attention: Edward J. Sitar
                                        Facsimile Number: (914) 460-1670




         LENDER:                        HFG HEALTHCO-4 LLC

                               By: HFG Healthco-4, Inc., a member

                               By: /s/ Dwight Jenkins
                                   ----------------------
                                        Name:  Dwight Jenkins
                                        Title: Vice President

                                        c/o Lord Securities Corporation
                                        Two Wall Street
                                        New York, NY  10005
                                        Attention: Dwight Jenkins
                                        Facsimile Number:  (212) 346-9012

                                    EXHIBIT I

                                   DEFINITIONS

         As used in the Agreement (including its Exhibits and Schedules), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "ACCOUNTS"  means all  accounts  (including,  without  limitation,  all
Receivables), all general intangibles, related goodwill and all other obligations for the payment of money arising out of a Provider's sale of merchandise or rendition of services in the ordinary course of business, whether now existing or hereafter arising, including all rights to reimbursement under any agreements with and payments from Obligors and all proceeds of any of the foregoing.

         "ACCOUNTS RECEIVABLE TURNOVER" means, at any date, for the 12-month period then most recently ended, the product obtained by multiplying (a) the quotient obtained by dividing (i) aggregate Receivables of the Providers as of such date, by (ii) aggregate revenue of the Providers generated from Receivables for the 12-month period then ended, by (b) 365 days.

         "ACCRUED AMOUNTS" means, as at any date, the aggregate amount of accrued but unpaid (whether or not due and payable) (a) interest, (b) Non-Utilization Fees, and (c) A/R Fees.

         "ADDITIONAL COLLATERAL" means (including, without limitation, the items listed on any separate schedule(s) at any time or from time to time furnished by the Borrower to the Lender and made part of this Agreement and all accessions to the Additional Collateral, substitutions and replacements thereof (unless the description of Additional Collateral expressly excludes after-acquired Additional Collateral), now owned or existing and hereafter acquired, created or arising, and all products and proceeds thereof (including, without limitation, claims of the Borrower against third parties for loss or damage to or destruction of any Additional Collateral)): (a) all of Borrower's right, title and interest in and to all equipment in all of its forms, wherever located, now or hereafter existing, including, but not limited to, all fixtures and all parts thereof and all accessions thereto (any and all such equipment, fixtures, parts and accessions being the "EQUIPMENT"); (b) all inventory in all of its forms, wherever located, now or hereafter existing, including, but not limited to, (i) all raw materials, work in process, semi-finished products and finished products, intended for sale or lease or to be furnished under contracts of service in the ordinary course of business, of every kind and description; (ii) goods in which Borrower has an interest en masse or a joint or other interest or right of any kind (including, without limitation, goods in which Borrower has an interest or right as consignee), and (iii) goods which are returned to or repossessed by Borrower, and all accessions thereto and products thereof and documents (including, without limitation, all warehouse receipts, negotiable documents, bills of lading and other title documents) therefor (any and all such inventory, accessions, products and documents being the "INVENTORY"); (c) all present and future securities, security entitlements and securities accounts
(collectively, "INVESTMENT PROPERTY"); (d) all other goods and personal property, whether tangible or intangible, or whether now owned or hereafter acquired and wherever located; (e) all proceeds of every kind and nature, including proceeds of proceeds, of any and all of the foregoing Additional Collateral (including, without limitation, proceeds which constitute property of the types described in clauses (a) through (e) of this paragraph) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Lender is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Additional Collateral and (ii) money and cash; and all books, records and other property relating to or referring to any of the foregoing Additional Collateral, including all books, records, ledger cards, data processing records, computer software and other property and general intangibles at any time used or useful in connection with, evidencing, embodying, referring to, or relating to, any of the foregoing Additional Collateral.

         "AFFILIATE" means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

         "AGREEMENT" has the meaning set forth in the preamble hereto.

         "A/R FEE" means the account receivable tracking fee, due on the first Business Day of each Month, in an amount equal to:

                       AORA  x    TD    x ARP
                                 ----
                                 360
where:

         AORA    =  The average outstanding amount of the Revolving Loan for the prior Month, calculated as the arithmetic average of all daily balances

         TD      =  The actual amount of days in such prior Month

         ARP     =  The applicable A/R Fee Percentage,
                    determined by reference to the AORA for the prior Month, as follows:

AORA for                                                               A/R Fee
the Prior Month                                                       Percentage

less than or equal to $3,000,000                                         0.60%
greater than $3,000,000 but less than or equal to $5,000,000             0.55%
greater than $5,000,000 but less than or equal to $7,000,000             0.50%
greater than $7,000,000 but less than or equal to $10,000,000            0.40%
greater than $10,000,000 but less than or equal to $15,000,000           0.35%
greater than $15,000,000                                                 0.30%


         "AUTHORIZED REPRESENTATIVE" means each Person designated from time to time, as appropriate, in a Written Notice by the Borrower to the Lender for the purposes of giving notices of borrowing, conversion or renewal of Revolving Advances, which designation shall continue in force and effect until terminated in a Written Notice to the Lender.

         "BORROWER" has the meaning set forth in the preamble hereto.

         "BORROWER ACCOUNT" means initially account # 9428451209 of the Borrower at Fleet National Bank, ABA # 011000390, or, thereafter, such other bank account designated by the Borrower by Written Notice to the Master Servicer, the Lender and the Program Manager from time to time.

         "BORROWER'S CERTIFICATE" has the meaning set forth in Section 1.03.

         "BORROWING BASE" means, as of any time, an amount equal to (i) 85% of the Expected Net Value of Eligible Receivables as of such time in each case and at all times as determined by reference to and as set forth in the most recent Borrowing Base Certificate delivered to the Lender by the Borrower as of such time pursuant to Exhibit IV, clause (j)(i) minus (ii) Accrued Amounts and unpaid expenses under Sections 1.05 and 5.05 as of such time.

         "BORROWING BASE CERTIFICATE" means a certificate (which may be sent by Transmission) signed by the Borrower and the Primary Servicer, substantially in the form of Exhibit VII-A hereto, which shall provide the most recently available information (including updated information) with respect to the Eligible Receivables of the Borrower (segregated by the classes set forth in Schedule V attached hereto) that is set forth in the general trial balance of each of the Providers.

         "BORROWING BASE DEFICIENCY" means, as of any date, the positive difference, if any, between (x) the Revolving Loan, minus (y) the Borrowing Base indicated on the most recent Borrowing Base Certificate.

         "BORROWING LIMIT" has the meaning set forth in Section 1.02.

         "BUSINESS DAY" means any day on which banks are not authorized or required to close in New York City, New York or Providence, Rhode Island.

         "CAPITAL LEASE" means, as applied to any Person, any lease of any Property (whether real, personal or mixed) by that Person as lessee, the obligations of which are required, in accordance with GAAP, to be capitalized on the balance sheet of that Person.

         "CHAMPUS" means the Civilian Health and Medical Program of the Uniformed Service, a program of medical benefits covering former and active members of the uniformed services and certain of their dependents, financed and administered by the United States Departments of Defense, Health and Human Services and Transportation and established pursuant to 10 USC ss.ss. 1071-1106, and all regulations promulgated thereunder including without limitation (a) all federal statutes (whether set forth in 10 USC ss.ss. 1071-1106 or elsewhere) affecting CHAMPUS; and (b) all rules, regulations (including 32 CFR 199), manuals, orders and administrative, reimbursement and other guidelines of all Governmental Entities (including, without limitation, the Department of

Health and Human Services, the Department of Defense, the Department of Transportation, the Assistant Secretary of Defense (Health Affairs), and the Office of CHAMPUS, or any Person or entity succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing (whether or not having the force of law) in each case as may be amended, supplemented or otherwise modified from time to time.

         "CLAIMS" has the meaning set forth in Section 1.09(b).

         "COLLATERAL" has the meaning set forth in Section 4.01(a).

         "COLLECTION ACCOUNT" has the meaning set forth in the Depositary Agreement.

         "COLLECTIONS" means all cash collections, wire transfers, electronic funds transfers and other cash proceeds of Accounts deposited in or transferred to the Lender Lockbox Account, including, without limitation, all cash proceeds thereof.

         "CREDIT AND COLLECTION POLICY" means those receivables credit and collection policies and practices of the Borrower in effect on the date of the Agreement and attached as Schedule II hereto, as modified from time to time with the consent of the Lender.

         "DEBT" means as to any Person (without duplication): (i) all obligations of such party for borrowed money, (ii) all obligations of such party evidenced by bonds, notes, debentures, or other similar instruments, (iii) all obligations of such party to pay the deferred purchase price of property or services (other than trade payables in the ordinary course of business), (iv) all Capital Leases of such party, (v) all Debt of others directly or indirectly Guaranteed (which term shall not include endorsements in the ordinary course of business) by such party, (vi) all obligations secured by a Lien existing on property owned by such party, whether or not the obligations secured thereby have been assumed by such party or are non-recourse to the credit of such party (but only to the extent of the value of such property), and (vii) all reimbursement obligations of such party (whether contingent or otherwise) in respect of letters of credit, bankers' acceptance and similar instruments.

         "DEFAULT" means an event, act or condition which with the giving of notice or the lapse of time, or both, would constitute an Event of Default.

         "DEFAULTED RECEIVABLE" means a Receivable (i) as to which the Obligor thereof or any other Person obligated thereon has taken any action, or suffered any event to occur, of the type described in paragraph (i) of Exhibit V, or (ii) which, consistent with the Credit and Collection Policy, would be written off the applicable Provider's books as uncollectible.

         "DELINQUENCY RATIO" means, as of the last Business Day of each month, a percentage equal to:

                                  DR
                                  --
                                  Pool

                  where:

                  DR     =       The  Expected  Net Value of all  Purchased
                                 Receivables    which    became    Delinquent
                                 Receivables in the Month immediately prior to the date of calculation.

                  Pool    =      The  Expected  Net Value of all  Purchased
                                 Receivables in the Month immediately prior to the date of calculation.

         "DELINQUENT RECEIVABLE" means a Receivable (a) that has not been paid in full on or following the 180th day following the date of original invoicing thereof, or (b) that is a Denied Receivable.

         "DENIED RECEIVABLE" means any Receivable as to which any related representations or warranties have been discovered at any time to have been breached.

         "DEPOSITARY AGREEMENT" means that certain Depositary Account Agreement, dated the date hereof, among the Providers, the Borrower, the Lender, and the Lockbox Bank, in substantially the form attached hereto as Exhibit VIII, as such agreement may be amended, modified or supplemented from time to time in accordance with its terms.

         "DISTRIBUTION" means any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any capital interest in the Borrower, or return any capital to its members as such, or purchase, retire, defease, redeem or otherwise acquire for value or make any payment in respect of any shares of any class of capital interests in the Borrower or any warrants, rights or options to acquire any such interests, now or hereafter outstanding.

         "DOCUMENTS" means this Agreement, the RPTA, the Depositary Agreement, each Borrower's Certificate, each Borrowing Base Certificate, and each other document or instrument now or hereafter executed and delivered to the Lender by or on behalf of the Borrower pursuant to or in connection herewith or therewith.

         "ELIGIBILITY CRITERIA" means the criteria and basis for determining whether a Receivable qualifies as an Eligible Receivable, all as set forth in
Exhibit VI hereto, as such Eligibility Criteria may be modified from time to time by the Lender in its good faith discretion and based on historical performance and other Provider-related or Obligor-related factually-based credit criteria upon Written Notice to the Borrower.

         "ELIGIBLE INVESTMENTS" means one or more of the following:

          (a) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America, that are non-callable, that have a fixed dollar amount of principal due at maturity that cannot vary or change, and, if rated by Standard & Poor's, do not have an 'r' highlighter affixed to its rating; or

          (b) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which have a long-term unsecured debt rating in the highest rating category of at least two rating agencies; and, in the case of Standard & Poor's rating, that such securities do not have an 'r' highlighter affixed to its rating; or

          (c) commercial paper with (i) an original maturity of less than 270 days, (ii) a rating in the highest rating category of at least two rating agencies, and (iii) if rated by Standard & Poor's, no 'r' highlighter affixed to its rating; or

          (d) certificates of deposit of, banker's acceptances issued by, or federal funds sold by, any depository institution or trust company (including any bank incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities) so long as at the time of such investment or contractual commitment providing for such investment such depository institution or trust company has a short-term unsecured debt rating in the highest rating category (without regard to modifiers such as "+" or "-") of at least two rating agencies and provided, that each such investment has an original maturity of less than 365 days, and provided, further that in the case of a Standard & Poor's rating, that such investment does not have an 'r' highlighter affixed to its rating; or

          (e) repurchase agreements governing direct general obligations of the United States of America having a maturity of not more than 60 days from the date of acquisition with an obligor having the highest rating category of at least two rating agencies at the time of such investment provided, that in the case of a Standard & Poor's rating, that such investment does not have an 'r' highlighter affixed to its rating; or

          (f) shares of no-load money market funds (i) rated in the highest rating category by at least two rating agencies or (ii) the assets of which are invested solely in investments of the type specified in clauses (a),
     (b), (c) or (d) of the definition of Eligible Investments.

         "ELIGIBLE RECEIVABLES" means Receivables that satisfy the Eligibility Criteria.

         "EMPLOYEE BENEFIT PLAN" means any employee benefit plan within the meaning of ss. 3(3) of ERISA maintained by any Provider, the Borrower, any of their respective ERISA Affiliates, or with respect to which any of them have any liability.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA AFFILIATE" means any entity which is under common control with the Borrower within the meaning of ERISA or which is treated as a single employer with the Borrower under the Internal Revenue Code of 1986, as amended.

         "EVENT OF DEFAULT" means any of the events specified in Exhibit V hereto.

         "EVENT OF TERMINATION" has the meaning set forth in the RPTA.

         "EXCLUDED CLAIMS" has the meaning set forth in Section 1.09(b).

         "EXCLUDED TAXES" means taxes upon or determined by reference to the Lender's net income imposed by the jurisdiction in which such Lender is organized or has its principal or registered office.

         "EXPECTED NET VALUE" means, with respect to any Eligible Receivable, the gross unpaid amount of such Receivable on date of creation thereof, times the Net Value Factor.

         "FACILITY MANAGEMENT FEE" has the meaning set forth in Section 1.05(e).

         "FACILITY RESERVE" has the meaning set forth in Section 5.15.

         "FEE AND INTEREST SHORTFALL" as of any Funding Date, shall mean the amount, if any, of fees or interest that is due and payable and has not otherwise been paid in full by the Borrower.

         "FUNDING DATE" means, at the sole discretion of the Lender, each Business Day after the Initial Funding Date until the Maturity Date or such other dates as the Lender may establish from time to time, provided that there shall be a minimum of one Funding Date per week for the Borrower to be able to borrow.

         "GAAP" means generally accepted accounting principles in the United States of America, applied on a consistent basis as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants or in statements of the Financial Accounting Standards Board or the rules and regulations of the Securities and Exchange Commission or their respective successors and which are applicable in the circumstances as of the date in question.

         "GOVERNMENTAL ENTITY" means the United States of America, any state, any political subdivision of a state and any agency or instrumentality of the United States of America or any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government. Payments from Governmental Entities shall be deemed to include payments governed under the Social Security Act (42 U.S.C. ss.ss. 1395 et seq.), including payments under Medicare, Medicaid and CHAMPUS, and payments administered or regulated by HCFA.

         "GUARANTY" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay), or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect the obligee of such Debt or other obligation of the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part), provided that the term Guaranty shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

         "HCFA" means the Health Care Financing Administration of the United States Department of Health and Human Services.

         "INDEMNIFIED PARTY" has the meaning set forth in Section 1.09.

         "INITIAL FUNDING DATE" means the date of the initial Revolving Advance in respect of Receivables hereunder.

         "INTEREST PAYMENT DATE" means the last day of each Interest Period, or if such day is not a Business Day, the next succeeding Business Day.

         "INTEREST PERIOD" means, with respect to a Revolving Advance, the period commencing on, as the case may be, the borrowing or conversion date with respect to such Revolving Advance and ending one month thereafter; provided, that no Interest Period may be selected that expires later than the Scheduled Maturity Date; and provided, further, that any Interest Period that begins on the last Business Day of a Month (or on a day for which there is no numerically corresponding day in the Month at the end of the Interest Period) shall, subject to the foregoing proviso, end on the last Business Day of a Month.

         "INVOICE DATE" means, with respect to any Receivable, the date set forth on the related invoice or statement

         "LAST SERVICE DATE" means, with respect to any Receivable that is not a Rebate Receivable, the earlier of (i) the date on which the applicable Provider has received the data required to bill such Receivable and (ii) the last day for submission of the related claim under any related contracts. "LENDER" has the meaning set forth in the preamble hereto.

         "LENDER DEBT" means, without duplication, and includes any and all amounts due, whether now existing or hereafter arising, under the Agreement, including, without limitation, any and all principal, interest, penalties, fees, charges, premiums, indemnities and costs owed or owing to the Lender, the Program Manager or the Master Servicer by the Borrower, any Provider, or any Affiliate of the Borrower or a Provider, arising under or in connection with this Agreement, the RPTA or the Depositary Agreement, in each instance, whether absolute or contingent, direct or indirect, secured or unsecured, due or not, arising by operation of law or otherwise, and all interest and other charges thereon, including, without limitation, post-petition interest whether or not such interest is an allowable claim in a bankruptcy.

         "LENDER GROUP" means (i) the Lender, the Program Manager and the Master Servicer, and (ii) the Lender's agents and delegates identified from time to time to effectuate this Agreement.

         "LENDER LOCKBOX" means the lockboxes located at the address set forth on Schedule IV to receive checks with respect to Receivables payable by Insurers.

         "LENDER LOCKBOX ACCOUNT" means the accounts at the Lockbox Bank as set forth on Schedule IV as associated with the Lender Lockbox and established by the Borrower to deposit Collections, including Collections received in the Lender Lockbox and Collections received by wire transfer directly from Insurers, all as more fully set forth in the Depositary Agreement.

         "LIBO RATE" means the rate established by the Program Manager from time to time based on an annualized 30-day interest rate (calculated on the basis of actual days elapsed over a 360-day year) equal to the offered rate that appears on page 3751 (or any successor or substitute pages) of the Telerate Service (or any successor to or substitute for such Telerate Service providing comparable rate quotations) for the Bank of Tokyo for U.S. dollar deposits of amounts and in funds comparable to the principal amount of the Revolving Loan.

         "LIEN" means any lien, mortgage, security interest, tax lien, pledge, hypothecation, assignment, preference, priority, other charge or encumbrance, or any other type of preferential arrangement of any kind or nature whatsoever by or with any Person (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise.

         "LOCKBOX" means either the Provider Lockbox or the Lender Lockbox, as the context requires.

         "LOCKBOX ACCOUNT" means either the Provider Lockbox Account or the Lender Lockbox Account, each associated with the respective Lockbox to deposit Collections, including Collections received by wire transfer directly, all as more fully set forth in the Depositary Agreement.

         "LOCKBOX BANK" means Fleet National Bank as lockbox bank under the Depositary Agreement.

         "LOSS-TO-LIQUIDATION RATIO" means, as of the last Business Day of each Month, a percentage equal to:

                                            DR
                                            --
                                             C

where:

                  DR    =           The  Expected  Net  Value of all  Eligible
                                    Receivables     which    became    Defaulted
                                    Receivables in the Month immediately prior to the date of calculation.

                  C      =          Collections  on such Eligible  Receivables
                                    in the Month immediately prior to the date of calculation.

         "MASTER SERVICER" means the Program Manager and any other Person then identified by the Lender to the Borrower, or the Primary Servicer on behalf of the Providers, as being authorized to administer and service Receivables.

         "MATERIAL ADVERSE EFFECT" means any event, condition, change or effect that (a) has a materially adverse effect on the business, Properties, operations or financial condition of (i) the Providers on a consolidated basis, (ii) the Borrower, (iii) the Primary Servicer, or (iv) the Parent on a consolidated basis, (b) materially impairs the ability of the Borrower to perform its obligations under this Agreement, (c) materially impairs the ability of the Primary Servicer or the Providers or the Borrower to perform their respective obligations under the RPTA, (d) materially impairs the validity or enforceability of, or materially impairs the rights, remedies or benefits available to the Lender under this Agreement or (as assignee of the Borrower) under the RPTA, or (e) due to acts or actions within the control or influence of any of the Providers, the Primary Servicer or the Parent, changes, or could reasonably be expected to change, the characterization and treatment of the sales of Receivables under the RPTA as something other than a true sale.

         "MATURITY DATE" means the earlier of (a) the Scheduled Maturity Date, and (b) the occurrence of an Event of Default unless such event is waived by the Lender in writing.

         "MAXIMUM  PERMISSIBLE  RATE"  has the  meaning  set  forth  in  Section
1.11(a).

         "MONTH" means a calendar month.

         "MULTIEMPLOYER PLAN" means a plan, within the meaning of ss. 3(37) of ERISA, as to which the Borrower or any ERISA Affiliate contributed or was required to contribute within the preceding five years.

         "NET VALUE  FACTOR"  means,  initially,  the  percentages  set forth on
Schedule V attached hereto, as such percentages may be adjusted, upwards or downwards on a prospective basis with Written Notice to the Borrower, in the good faith discretion of the Lender but in consultation with the Borrower and the Primary Servicer, based on (i) the historical actual final collections received on the Receivables within 180 days of the Invoice Date of such Receivables (without regard to the factors set forth in the definition of "Defaulted Receivable"), divided by (ii) the gross value of such Receivables.

         "NON-UTILIZATION FEE" has the meaning set forth in Section 1.05(c).

         "NOTICE" has the meaning set forth in the RPTA.

         "OBLIGOR" means each Person who is responsible for the payment of all or any portion of a Receivable.

         "OTHER ENTITIES" means any Provider and each of its direct and indirect parents or subsidiaries other than the Borrower, in whatever form of business such entity exists.

         "OTHER TAXES" has the meaning set forth in Section 1.08.

         "OVERNIGHT RATE" means the interest rate for overnight funds as set by the Lockbox Bank from time to time.

         "PARENT" means MIM Corporation.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

         "PERMITTED LIEN" means a Lien that is expressly subordinated in writing to the Lien created hereunder in a manner acceptable to the Lender, in its sole discretion, and, with respect to any such Lien existing on the Closing Date, is described on Schedule III hereto.

         "PERSON" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

         "PRIMARY SERVICER" has the meaning set forth in the RPTA.

         "PROGRAM MANAGER" means (i) Healthcare Finance Group, Inc. or (ii) any other Person then identified by the Lender to the Borrower as being authorized to provide administrative services with respect to the Lender and the Lender's finance, funding and collection of healthcare- related receivables.

         "PROPERTY" means property of all kinds, movable, immovable, corporeal, incorporeal, real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto), whether owned or acquired on or after the date of this Agreement.

         "PROVIDER" means each party listed as a Provider under the RPTA, together with its Affiliates, corporate successors and permitted assigns.

         "PROVIDER LOCKBOX"means the lockboxes set forth on Schedule IV hereto to receive checks with respect to Receivables payable by Governmental Entities.

         "PROVIDER LOCKBOX ACCOUNT" means the accounts set forth on Schedule IV hereto in the name of the Providers and associated with the Provider Lockbox established and controlled by the Providers to deposit Collections from Governmental Entities, including Collections received in the Provider Lockbox and Collections received by wire transfer directly from Governmental Entities, all as more fully set forth in the Depositary Agreement.

         "PURCHASED RECEIVABLE" means a Receivable that has been purchased by the Borrower under the RPTA.

         "RATING AGENCY AMENDMENT" has the meaning set forth in Section 5.01(b).

         "REBATE RECEIVABLE" means a Receivable, the Obligor of which is a manufacturer or distributor of pharmaceutical products.

         "RECEIVABLE INFORMATION" has the meaning set forth in the RPTA.

         "RECEIVABLES" means all accounts receivable or general intangibles, owing (or in the case of Unbilled Receivables, to be owing) to the Borrower, including those arising out of the rendition of pharmacy benefit and formulary management or rebate administration services provided to any Person (including the provision of market information) or the sale of medical and/or pharmaceutical products by a Provider and any medical services rendered in connection therewith, including, without limitation, all amounts due from manufacturers or distributors of pharmaceutical products based on contractual payments and all rights to reimbursement under any agreements with and payments from Obligors, together with, to the maximum extent permitted by law, all accounts receivable and general intangibles related thereto, all rights, remedies, guaranties, security interests and Liens in respect of the foregoing, all books, records and other Property evidencing or related to the foregoing, and all proceeds of any of the foregoing.

         "RELATED PERSON" means any incorporator, stockholder, Affiliate (other than the Program Manager), agent, attorney, officer, director, member, manager, employee or partner of the Lender or its members or its stockholders.

         "REVOLVING ADVANCE" has the meaning set forth in Section 1.01(a).

         "REVOLVING COMMITMENT" has the meaning set forth in Section 1.02.

         "REVOLVING LOAN" has the meaning set forth in Section 1.01(a).

         "RPTA" means that certain Receivables Purchase and Transfer Agreement, dated as of the date of this Agreement, between the Primary Servicer, the Providers and the Borrower, as such agreement may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

         "SCHEDULED MATURITY DATE" means the date thirty-six months after the Initial Funding Date, as such date may, in the sole discretion of the Lender, be extended.

         "SERVICER TERMINATION EVENT" has the meaning set forth in the RPTA.

         "SUBSIDIARY"means, with respect to any Provider, any corporation or entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (irrespective of whether or not at the time, in the case of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Provider.

         "TANGIBLE NET WORTH" with respect to the Borrower, means, at any time, the excess of (i) the Expected Net Value of all Receivables owned by the Borrower and not financed by the Lender, plus cash, plus investments, plus amounts which are owing from the Lender to the Borrower minus (ii) the sum of all accrued unpaid monetary obligations and accrued unpaid fees and expenses payable hereunder or otherwise owed by the Borrower.

         "TRANSMISSION" means, upon establishment of computer interface between the Borrower and the Master Servicer in accordance with the specifications established by the Master Servicer, the transmission of Receivable Information through computer interface to the Master Servicer in a manner satisfactory to the Master Servicer.

         "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

         "UNBILLED RECEIVABLE" means a Receivable in respect of which the goods have been shipped, or the services rendered, and rights to payment thereon have accrued, but the invoice has not been rendered to the applicable Obligor.

         "WRITTEN   NOTICE"  and  "IN   WRITING"   means  any  form  of  written
communication or a communication by means of telex, telecopier device, telegraph or cable as provided in Section 5.02.

         Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

                                   EXHIBIT II

                        CONDITIONS OF REVOLVING ADVANCES

         1. Conditions Precedent on Initial Funding Date. The making of the Revolving Advance on the Initial Funding Date is subject to the conditions precedent that the Lender shall have received on or before the Initial Funding Date the following, each (unless otherwise indicated) dated such date, in form and substance reasonably satisfactory to the Lender:

     (a) A certificate issued by the Secretary of State of the State of Delaware, dated as of a recent date, as to the legal existence and good standing of the Borrower (which certificate may be dated not more than 20 days prior to the Initial Funding Date) or an opinion of counsel for the Borrower to that effect.

     (b) Certified copies of the Articles of Organization and Operating Agreement of the Borrower and all amendments thereto, certified copies of resolutions of the Members and Managers of the Borrower approving this Agreement, certified copies of all documents filed to register any and all assumed/trade names of the Borrower, and certified copies of all documents evidencing other necessary company action and governmental approvals, if any, with respect to this Agreement.

     (c) A certificate of the Secretary or Assistant Secretary of the Borrower certifying the names and true signatures of the incumbent officers of the Borrower authorized to sign this Agreement and the other documents to be delivered by it hereunder.

     (d) A copy of the opening balance sheet of the Borrower as at the Initial Funding Date, certified by the chief financial officer of the Borrower.

     (e) Acknowledgment or time-stamped receipt copies of proper financing statements (showing the Borrower as debtor and the Lender as secured party) duly filed on or before the Initial Funding Date under the UCC of all jurisdictions that the Lender may deem necessary or reasonably desirable in order to perfect the security interests contemplated by the Agreement.

     (f) Completed requests for information (UCC search results) dated within 20 days of the Initial Funding Date, and a schedule thereof listing all effective financing statements filed in the applicable jurisdictions that name the Borrower as debtor, together with copies of such financing statements.

     (g) Releases of, and acknowledgment copies of proper termination statements (Form UCC-3), if any, necessary to evidence the release of all security interests, ownership and other rights of any Person previously granted by Borrower in its Accounts.

     (h) A favorable opinion of King & Spalding, counsel to the Borrower, substantially in the form attached hereto as Exhibit IX-A.

     (i) A favorable opinion of King & Spalding, counsel for the Borrower and the Providers, substantially in the form attached hereto as Exhibit IX-B.

     (j) The Assignment of Receivables Purchase and Transfer Agreement as Collateral Security with respect to the RPTA and assignments of all other documents, lockboxes and lockbox accounts with respect to the RPTA, duly executed by the Borrower and acknowledged by the Providers.

     (k) Originally executed copies of the RPTA, all other documentation required to be delivered with respect to this Agreement and the RPTA, all in form and substance satisfactory to the Lender, which agreements shall be in full force and effect and enforceable in accordance with their respective terms.

     (l) Evidence that all of the conditions precedent with respect to each Provider to the initial purchase from such Provider under the RPTA have been satisfied or waived.

     (m)  A  duly  executed   Depositary   Agreement,   together  with  evidence
          satisfactory to the Lender that the Lockboxes and the Lockbox Accounts have been established.

     (n) Payment of a facility fee of $450,000 to Healthcare Finance Group, Inc.

     (o) Payment of all reasonable attorneys' fees incurred by the Lender Group plus reasonable disbursements.

     (p) Affirmation by Duff & Phelps Credit Rating Co. or an equivalent rating agency acceptable to the Lender of the transactions contemplated hereunder with a minimum rating of AA/BBB-.

     (q) A certificate from the Master Servicer stating that all computer linkups and interfaces necessary or desirable, in the judgment of the Master Servicer, to effectuate the transactions and information transfers contemplated hereunder, are fully operational to the reasonable satisfaction of the Master Servicer.

     (r) Evidence that the capitalization of the Borrower is satisfactory to the Lender.

     (s) Completion of a due diligence review by the Lender (or its agent) of the Providers, the results of which are satisfactory to the Lender.

         It shall be a further condition precedent on the Initial Funding Date that the Lender shall have paid the following: (i) $600,000 to General Electric Capital Corporation ("GECC"), on behalf of the Primary Servicer, representing the termination fee payable by the Primary Servicer in connection with the termination, on the date hereof, of the Primary Servicer's credit facility with GECC and (ii) to the Primary Servicer, an amount equal to the current unamortized portion of the closing fee paid by the Primary Servicer under its credit facility with GECC.

         2. Conditions Precedent on All Funding Dates. Each Revolving Advance on a Funding Date (including the Initial Funding Date) shall be subject to the further conditions precedent that the Borrower and the Lender shall have agreed upon the terms of such Revolving Advance and also that:

     (a) the Borrower shall have delivered to the Lender, by 10:00 a.m. New York City time, at least one Business Day prior to such Funding Date, in form and substance satisfactory to the Lender a completed Borrower's Certificate and a Borrowing Base Certificate, together with such additional information as may reasonably be requested by the Lender or the Master Servicer;

     (b) on such Funding Date the following statements shall be true (and acceptance of the proceeds of such Revolving Advance shall be deemed a representation and warranty by the Borrower that such statements are then true):

          (i) the representations and warranties contained in Exhibits III and VII are true and correct in all material respects on and as of the date of such Revolving Advance as though made on and as of such date (except any representation or warranty that expressly indicates that it is being made as of a specific date, in which case such representation or warranty shall be correct on and as of such date), and

          (ii) no event has occurred and is continuing, or would result from such Revolving Advance or any actions connected therewith, that constitutes a Default or an Event of Default;

     (c) the Lender shall have received such other approvals, opinions or documents as it may reasonably request.

                                   EXHIBIT III

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants as follows:

         (a) The Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified to do business, and is in good standing, in every jurisdiction where the nature of its business requires it to be so qualified, except in any jurisdiction other than that of its chief executive offices where the failure to be so qualified would not have a Material Adverse Effect.

         (b) The execution, delivery and performance by the Borrower of the Agreement and the other documents to be delivered by it thereunder, (i) are within the Borrower's powers, (ii) have been duly authorized by all necessary organizational action, (iii) do not contravene (1) the Borrower's Articles of Organization or its Operating Agreement, (2) any material law, rule or regulation applicable to the Borrower, (3) any material contractual restriction binding on or affecting the Borrower or its Property, or (4) any order, writ, judgment, award, injunction or decree binding on or affecting the Borrower or its Property, and (iv) do not result in or require the creation of any Lien upon or with respect to any of its Properties, other than the security interest created by the Agreement. The Agreement has been duly executed and delivered by the Borrower. The Borrower has previously furnished to the Lender a correct and complete copy of the Borrower's Articles of Organization or its Operating Agreement including all amendments thereto.

         (c) Except for financing statements or termination statements that have been delivered to the Lender for filing in accordance with subsections 1(e) and
(g) of Exhibit II, no authorization or approval or other action by, and no notice to or filing with, any Governmental Entity is required for the due execution, delivery and performance by it of the Agreement or any other document to be delivered thereunder.

         (d) The Agreement constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or other laws relating to the enforcement of creditors' rights generally and general principles of equity (regardless of whether enforcement is sought at equity or law).

         (e) Except as disclosed on Schedule III hereto, the Borrower has all power and authority, and has all permits, licenses, accreditations, certifications, authorizations, approvals, consents and agreements of all Obligors, Governmental Entities, accreditation agencies and any other Person necessary or required for the Borrower (i) to own the assets (including Receivables) that it now owns, (ii) to carry on its business as now conducted,
(iii) to execute, deliver and perform the Agreement and the RPTA, and (iv) to receive payments from the Obligors in the manner contemplated in the Agreement and the RPTA.

         (f) Except as disclosed on Schedule III, no Provider has been notified by any Obligor, Governmental Entity or instrumentality, accreditation agency or any other person, during


                                      III-1
the immediately preceding 24 month period, that such party has rescinded or not renewed, or is reasonably likely to rescind or not renew, any such material permit, license, accreditation, certification, authorization, approval, consent or agreement granted by it to a Provider or to which it and a Provider are parties.

         (g) As of the Initial Funding Date, all conditions precedent set forth in Exhibit II have been fulfilled or waived in writing by the Lender, and as of each Funding Date, the conditions precedent set forth in paragraph 2 of such
Exhibit II shall have been fulfilled or waived in writing by the Lender.

         (h) The opening balance sheet of the Borrower, copies of which have been furnished to the Lender, fairly present the financial condition of the Borrower as of the date thereof all in accordance with GAAP.

         (i) The RPTA is in full force and effect and no Event of Termination or Servicer Termination Event (without regard to waivers granted or sought) is continuing thereunder.

         (j) Except as disclosed in Schedule III hereto, there is no pending or, to the Borrower's knowledge, threatened action or proceeding or injunction, writ or restraining order affecting the Borrower or any Provider before any court, Governmental Entity or arbitrator which could reasonably be expected to result in a Material Adverse Effect, or which purports to affect the legality, validity or enforceability of the Agreement, the RPTA or any other Document, and neither the Borrower nor any Provider is currently the subject of, or has any present intention of commencing, an insolvency proceeding or petition in bankruptcy. Furthermore, to the Borrower's knowledge, there are no pending civil or criminal investigations by any Governmental Entity involving it or its officers or directors and neither it nor any of its officers or directors has been involved in, or is the subject of, any civil or criminal investigation by any Governmental Entity.

         (k) The Borrower is the legal and beneficial owner of the Receivables free and clear of any Lien; the Lender shall acquire a valid security interest in the Receivables and in the Collections with respect thereto subject to no third-party claims of interest thereon. No effective financing statement or other instrument similar in effect covering any Receivables or the Collections with respect thereto is on file in any recording office, except those being terminated on or before the Initial Funding Date and those filed in favor of the Borrower relating to the purchase of the Receivables under the RPTA and those in favor of the Lender relating to the Agreement, and no competing notice or notice inconsistent with the transactions contemplated in the Agreement has been sent to any Obligor.

         (l) All Receivable Information, information provided in the application for the program effectuated by the RPTA, and each other document, report and Transmission provided by the Borrower to the Lender Group is or shall be accurate in all material respects as of its date and as of the date so furnished, and no such document contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made and when taken as a whole, not misleading.


                                      III-2

         (m) The principal place of business and chief executive office of the Borrower and the office where the Borrower keeps its records concerning the Receivables are located at the address referred to on the signature page of the Agreement and except as disclosed on Schedule III hereto, there have been no other such locations for the four immediately prior months.

         (n) The provisions of the Agreement create, on the Initial Funding Date, legal and valid Liens in all of the Borrower's Receivables in the Lender's favor, and when all proper filings and other actions necessary to perfect such Liens have been completed, will constitute a perfected and continuing Lien on all of the Borrower's Receivables, having priority over all other Liens on such Receivables of the Borrower, enforceable against the Borrower and all third parties.

         (o) The Borrower has not changed its principal place of business or chief executive office in the last five years.

         (p) The exact name of the Borrower is as set forth on the signature page of the Agreement, and except as notified in writing to the Lender, the Borrower has not changed its name in the last 12 months, and, except as notified in writing to the Lender, the Borrower did not use, nor does the Borrower now use, any fictitious or trade name.

         (q) With respect to the Borrower or the Providers, since the Funding Date prior to the making of this representation, there has occurred no event which has or is reasonably likely to have a Material Adverse Effect.

         (r) Neither the Borrower nor any Provider is in violation under any applicable statute, rule, order, decree or regulation of any court, arbitrator or governmental body or agency having jurisdiction over the Borrower or a Provider which has or is reasonably likely to have a Material Adverse Effect.

         (s) The Borrower has filed on a timely basis all tax returns (federal, state and local) required to be filed and has paid, or made adequate provision for payment of, all taxes, assessments and other governmental charges due from the Borrower. No tax Lien has been filed and is now effective against the Borrower or any of its Properties except any Lien in respect of taxes and other charges not yet due or contested in good faith by appropriate proceedings. To the Borrower's knowledge, there is no pending investigations of the Borrower by any taxing authority nor any pending but unassessed tax liability of the Borrower. It does not have any obligation under any tax sharing agreement.

         (t) The Borrower is solvent and will not become insolvent after giving effect to the transactions contemplated by this Agreement; the Borrower has not incurred debts or liabilities beyond its ability to pay; the Borrower will, after giving effect to the transaction contemplated by this Agreement, have an adequate amount of capital to conduct its business in the foreseeable future; the sales of Receivables hereunder are made in good faith and without intent to hinder, delay or defraud present or future creditors of the Borrower.

         (u) The Lockboxes are the only post office boxes and the Lockbox Accounts are the only lockbox accounts maintained for Receivables (other than those lockboxes and lockbox


                                      III-3
accounts  terminated  or being  terminated  prior to or on the  Initial  Funding
Date); and, except as disclosed on Schedule III hereto, no direction of any Provider is in effect directing Obligors to remit payments on Receivables other than to the Lockboxes or the Lockbox Accounts.

         (v) The Borrower has no pension plans or profit sharing plans.

         (w) There are no pending civil or criminal investigations by any Governmental Entity involving the Borrower, a Provider or any of their respective officers or directors and none of the Borrower, the Providers or any of their respective officers or directors has been involved in, or the subject of, any civil or criminal investigation by any Governmental Entity.

         (x)  The  sole   business  of  the  Borrower  is  as  provided  in  its
organizational documents.

         (y) The assets of the Borrower are free and clear of any Liens in favor of the Internal Revenue Service, any Employee Benefit Plan, any Multiemployer Plan or the PBGC other than inchoate tax Liens resulting from an assessment of a Provider or the Borrower.

         (z) None of the Eligible Receivables constitutes or has constituted an obligation of any Person which is an Affiliate of the Borrower.

         (aa) The Obligor of each Eligible Receivable has not been the Obligor of any Defaulted Receivables in the past 12 months (other than, for the purpose of this clause, as a result of good faith disputes).

         (bb)  No  transaction   contemplated   under  this  Agreement  requires
compliance with any bulk sales act or similar law.

         (cc) The Borrower has no Debt except hereunder and under the RPTA.

         (dd) Each Receivable that is an Unbilled Receivable will be, or has been, billed to the Obligor of such Receivable within 30 days of the Last Service Date, or in the case of a Rebate Receivable, will be, or has been, billed to the Obligor of the Rebate Receivable within 60 days after the end of the fiscal quarter in which such Rebate Receivable became due and payable.

         (ee) All computer software used by any Provider or the Primary Servicer in connection with the Receivables is date compliant, and no problems have occurred as a result of the date conversion.


                                      III-4

                                   EXHIBIT IV

                                    COVENANTS

         Until the payment in full of all Lender Debt and the termination of the Revolving Commitment hereunder:

         (a) Compliance with Laws, etc. The Borrower will comply in all material respects with all applicable laws, rules, regulations and orders and preserve and maintain its corporate existence, rights, franchises, qualifications, and privileges except to the extent that the failure so to comply with such laws, rules and regulations or the failure so to preserve and maintain such existence, rights, franchises, qualifications, and privileges would not result in Material Adverse Effect.

         (b) Offices, Records and Books of Account. The Borrower will keep its principal place of business and chief executive office and the office where it keeps its records concerning the Receivables at the address of the Borrower set forth under its name on the signature page to the Agreement or, upon 30 days' prior Written Notice to the Lender, at any other locations in jurisdictions where all actions reasonably requested by the Lender or otherwise necessary to protect and perfect the Lender's interest in the Receivables and all proceeds thereof have been taken and completed. The Borrower shall keep its books and accounts in accordance with GAAP and shall make a notation on its books and records, including any computer files, to indicate which Receivables have been assigned as security to the Lender and, to the extent not sold or transferred, the security interest of the Lender in the Borrower's Accounts not assigned to the Lender. The Borrower shall maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables and related contracts in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for collecting all Receivables (including, without limitation, records adequate to permit the daily identification of each Receivable and all Collections of and adjustments to each existing Receivable) and for providing the Receivable Information.

         (c) Performance and Compliance with Contracts and Credit and Collection Policy. The Borrower will, at its expense, timely and fully perform and comply (and will use its best efforts to cause the Primary Servicer, the Providers or their designees to fully perform and comply) with all material provisions, covenants and other promises required to be observed by it under the contracts related to the Receivables, and timely and fully comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related contract, and the Borrower shall maintain, at its expense, in full operation each of the bank accounts and lockboxes required to be maintained under the Agreement. The Borrower shall do nothing, nor suffer or permit any other Person, to impede or interfere with the collection by the Lender, or the Master Servicer on behalf of the Lender, of the Receivables.

         (d) Notice of Breach of Representations and Warranties. The Borrower shall promptly (and in no event later than five Business Days following actual knowledge thereof) inform the Lender and the Master Servicer of any breach of covenants or representations and warranties hereunder and under the RPTA, including, without limitation, upon discovery of a breach of the Eligibility Criteria set forth in Exhibit VI hereof and thereof.

         (e) Debt, Sales, Liens, etc. The Borrower will not incur or assume any Debt or issue any securities except under or as contemplated by this Agreement. The Borrower will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Liens upon or with respect to, the Borrower's Accounts, or upon or with respect to any account to which any Collections are sent, or assign any right to receive income in respect thereof except (i) Permitted Liens, (ii) those Liens in favor of the Lender or any assignee of the Lender relating to the Agreement, and (iii) those assignments of Denied Receivables upon receipt by the Borrower of the respective Repurchase Prices (as defined in the RPTA) until the contribution of such Denied Receivables as Receivables under the RPTA.

         (f) Taxes, levies, etc. The Borrower will not pay or discharge at or before maturity or before becoming delinquent all taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its Property, except any taxes, levies, assessments or charges contested in good faith by appropriate proceedings.

         (g) Extension or Amendment of Receivables. The Borrower shall not amend, waive or agree, or otherwise suffer or permit a Provider to amend, waive or agree, to any deviation from the terms or conditions of any Receivable owned by the Borrower in a manner inconsistent with the Credit and Collection Policy.

         (h) Change in Business or Credit and Collection Policy. The Borrower will not any change in the Credit and Collection Policy or make any change in the character of its business that, in either event, is reasonably likely to result in a Material Adverse Effect. The Borrower will not make any other material changes in the Credit and Collection Policy without the prior written consent of the Lender.

         (i) Audits and Visits. The Borrower will, from time to time during regular business hours as requested by the Lender, permit the Lender upon reasonable notice, without interfering with the Borrower's or the Providers' businesses or operations and subject to compliance with applicable law in the case of review of plan participant/patient/customer information, or its agents or representatives (including the Master Servicer), (i) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Borrower relating to Receivables including, without limitation, the related contracts, and (ii) to visit the offices and properties of the Borrower for the purpose of examining and auditing such materials described in clause (i) above, and to discuss matters relating to Receivables or the Borrower's performance hereunder or under the contracts with any of the officers or employees of the Borrower having knowledge of such matters. The Borrower shall permit the Master Servicer to have at least one of its agents or representatives physically present in the Borrower's administrative office during normal business hours to assist the Borrower in the collection of Receivables.

         (j) Change in Payment Instructions. The Borrower will not terminate the Lockboxes or the Lockbox Accounts, or make any change or replacement in the instructions contained in any invoice, Notice or otherwise, or regarding payments with respect to Accounts to be made to the Borrower, the Lender or the Master Servicer, except upon the prior and express written consent of the Program Manager or the Lender.

         (k) Reporting Requirements. The Borrower will provide to the Lender (in multiple copies, if requested by the Lender) the following:

          (i) on Monday of each week, or such other day as is mutually agreed upon by the Lender and the Borrower, (or, if such day is not a Business Day, the immediately following Business Day), a Borrowing Base Certificate;

          (ii) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Borrower, balance sheets of the Borrower as of the end of such quarter and statements of income, cash flows and retained earnings of the Borrower for the period commencing at the beginning of the current fiscal year and ending with the end of such quarter, certified by the chief financial officer of the Borrower, and accompanied by a certificate of an authorized officer of the Borrower stating that, as of such date, (i) no Event of Default exists and is continuing, (ii) all representations and warranties are true and correct in all material respects (except any representation or warranty that expressly indicates that it is being made as of a specific date, in which case such representation or warranty shall be true and correct on and as of such date) and (iii) the conditions precedent set forth in paragraph 2 of Exhibit II have been fulfilled or waived in writing by the Lender, and detailing its compliance for such fiscal period with the financial covenants contained in this Agreement;

         (iii) as soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, balance sheets as of, and statements of income for, such fiscal year, and accompanied by a certificate of an authorized officer of the Borrower stating that, as of such date, (i) no Event of Default exists and is continuing, (ii) all representations and warranties are true and correct in all material respects (except any representation or warranty that expressly indicates that it is being made as of a specific date, in which case such representation or warranty shall be true and correct on and as of such date) and (iii) the conditions precedent set forth in paragraph 2 of Exhibit II have been fulfilled or waived in writing by the Lender, and detailing its compliance for such fiscal period with the financial covenants contained in this Agreement;

          (iv) promptly and in any event within five Business Days after the occurrence of each Default or Event of Default, a statement of the chief financial officer of the Borrower setting forth details of such Default or Event of Default, and the action that the Borrower has taken and proposes to take with respect thereto;

          (v) at least ten Business Days prior to any change in the Borrower's name, a notice setting forth the new name and the proposed effective date thereof;

          (vi) promptly (and in no event later than five Business Days following actual knowledge or receipt thereof), Written Notice in reasonable detail, of (x) any Lien asserted or claim made against a Receivable or (y) the results of any cost report, investigations or similar audits of a Provider being conducted by any federal, state or county Governmental Entity or its agents or designees;

         (vii) no later than five Business Days after the commencement thereof, Written Notice of all actions, suits, and proceedings before any Governmental Entity or arbitrator affecting the Borrower which, if determined adversely to the Borrower, could have a Material Adverse Effect;

        (viii) as soon as possible and in any event within five (5) Business Days after becoming aware of the occurrence thereof, Written Notice of any matter that could reasonably be expected to result in a Material Adverse Effect;

          (ix) within 90 days after the end of each fiscal year of the Borrower, a certificate of independent certified public accountants stating that to their knowledge no Servicer Termination Event has occurred and exists as of the end of such fiscal year, or if in their opinion such a Servicer Termination Event has occurred and is continuing, a statement as to the nature thereof; and

          (x)  such  other   information   respecting  the  Receivables  or  the
               condition or operations, financial or otherwise, of the Borrower as the Lender may from time to time reasonably request.

         (l) Notice of Proceedings; Overpayments. The Borrower shall promptly notify the Master Servicer (and modify the next Borrowing Base Certificate to be delivered hereunder) in the event of any action, suit, proceeding, dispute, set-off, deduction, defense or counterclaim involving in excess of $100,000 that is or has been threatened to be asserted by an Obligor with respect to any Receivable. The Borrower shall make, or cause to be made, all payments to the Obligors necessary to prevent the Obligors from offsetting any earlier overpayment to the Borrower or any Provider against any amounts the Obligors owe on any Receivables.

         (m) Officer's Certificate. On the dates the financial statements referred to in clause (j) above are to be delivered after the Initial Funding Date, the chief financial officer of the Borrower shall deliver a certificate to the Lender, stating that, as of such date, (i) all representations and warranties are true and correct in all material respects (except any representation or warranty that expressly indicates that it is being made as of a specific date, in which case such representation or warranty shall be true and correct as of such specific date), (ii) the conditions precedent set forth in paragraph 2 of Exhibit II have been fulfilled or waived in writing by the Lender, and (iii) no Event of Default exists and is continuing.

         (n) Further Instruments, Continuation Statements. The Borrower shall, at its expense, promptly execute and deliver all further instruments and documents, and take all further action that the Program Manager or the Lender may reasonably request, from time to time, in order to perfect, protect or more fully evidence the assignment as security of the Receivables, or to enable the Lender or the Program Manager to exercise or enforce the rights of the Lender hereunder or under the Receivables. Without limiting the generality of the foregoing, the Borrower will upon the request of the Program Manager execute and file such UCC financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be, in the opinion of the Program Manager, necessary or appropriate. The Borrower hereby authorizes the Program Manager, upon two Business Days' notice, to file one or more financing or continuation statements and amendments thereto and assignments thereof, relative to all or any of the Receivables now existing or hereafter arising without the signature of the Borrower where permitted by law. If the Borrower fails to perform any of its agreements or obligations under the Agreement, the Program Manager may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Program Manager incurred in connection therewith shall be payable by the Borrower.

         (o) Merger, Consolidation. The Borrower shall not merge with or into, consolidate with or into, or enter into any agreement to merge or consolidate with or into, another Person, or convey, transfer, lease or otherwise dispose of all or substantially all of its assets (whether now owned or hereafter acquired).

         (p) No "Instruments". The Borrower shall not take any action which would allow, result in or cause any Eligible Receivable to be evidenced by an "instrument" within the meaning of the UCC of the applicable jurisdiction.

         (q) Preservation of Corporate Existence. The Borrower shall preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would materially adversely affect the interests of the Lender or the Program Manager or their ability to perform their respective obligations hereunder or under the RPTA.

         (r) RPTA. The Borrower will, at its sole expense, timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under the RPTA, maintain the RPTA in full force and effect, enforce the RPTA in accordance with its terms, take all such action as may be from time to time reasonably requested by the Lender, and make to any party to the RPTA such demands and requests for information and reports or for action as the Borrower is entitled to make thereunder and as may be from time to time reasonably requested by the Lender. The Borrower shall not permit any waiver, modification or amendment of the RPTA. The Borrower shall not permit any other Person to become a "Provider" under the RPTA without the prior written consent of the Lender.

                                SPECIAL COVENANTS
                               ENTITY SEPARATENESS

         Until the payment in full of all Lender Debt and the termination of the Revolving Commitment hereunder:

          (i) The Borrower will at all times maintain at least one independent manager/director who is (x) not a current or former officer, manager, director or employee of an Affiliate of the Borrower or any Other Entity and who is not a current or former officer or employee of the Borrower and (y) not a stockholder of any Other Entity or any of their respective Affiliates.

          (ii) The Borrower will not direct or participate in the management of any of the Other Entities' operations.

         (iii) The Borrower will at all times be adequately capitalized in light of its contemplated business.

          (iv) The Borrower will at all times provide for its own operating expenses and liabilities from its own funds.

          (v) Subject to consolidation with the Providers for accounting and tax purposes, the Borrower will maintain its assets and transactions separately from those of the Other Entities and reflect such assets and transactions in financial statements separate and distinct from those of the Other Entities and evidence such assets and transactions by appropriate entries in books and records separate and distinct from those of the Other Entities. The Borrower will not hold itself out as being liable, primarily or secondarily, for any obligations of the Other Entities.

          (vi) The Borrower will not maintain any joint account with any Provider or any Other Entity, or be a party, whether as a co-obligor or otherwise, to any agreement to which any Other Entity is a party (other than the RPTA) or become liable as a guarantor or otherwise with respect to any indebtedness or contractual obligation of any Other Entity.

         (vii) Other than as contemplated under this Agreement or under the RPTA and the payment of dividends or distributions to its members, the Borrower will not make any payment or distribution of assets with respect to any obligation of any Other Entity or grant a Lien on any of its assets to secure any obligation of any Other Entity.

        (viii) The Borrower will not make any loans, advances or otherwise extend credit to any of the Other Entities, provided, that the Borrower may issue dividends or distributions to each of its members to the extent otherwise permitted under this Agreement and under applicable law.

          (ix) The Borrower will hold regular duly noticed meetings of its members and make and retain minutes of such meetings.

          (x) The Borrower will comply in full with the procedures set forth in the RPTA with respect to the assignment of all assets from any of the Other Entities.

          (xi) The Borrower will not engage in any transaction with any of the Other Entities or any of their respective subsidiaries, except as permitted or contemplated by the Agreement and as contemplated by the RPTA.

         (xii) The Borrower will not enter into any transaction with any Affiliate or third party except (a)(x) as permitted or contemplated by this Agreement or the RPTA, or (y) investments of cash and cash equivalents with third parties and (b) on terms and conditions which reasonably approximate an arm's length transaction between unaffiliated parties.

        (xiii) The  Borrower  will  not  amend,   modify  or  supplement  its
               organizational documents.

         (xiv) The Borrower will not have any Subsidiaries nor ownership interest in any other entities.

                                    EXHIBIT V

                                EVENTS OF DEFAULT

         Each of the following shall be an "EVENT OF DEFAULT":

         (a) The Borrower shall default in the due and punctual payment of the principal of the Revolving Loan, when and as the same shall become due and payable (except that the Borrower shall have up five Business Days to cure such a default with respect to a Borrowing Base Deficiency) whether pursuant to
Article II of this Agreement, at maturity, by acceleration or otherwise.

         (b) The Borrower shall default in the due and punctual payment of any installment of interest on the Revolving Loan or any other Lender Debt, including, without limitation, any fee or expense owing to the Lender pursuant to any of the Documents, when and as such amount of interest, fee or expense shall become due and payable and such default shall continue unremedied for three Business Days.

         (c) The Borrower shall default in the performance or observance of any covenant, agreement or provision (other than as described in clause (a) or (b) above) contained in this Agreement or any other Document or in any instrument or document evidencing or creating any obligation, guaranty or Lien in favor of the Lender in connection with or pursuant to this Agreement or any Lender Debt, and, except in the case of the agreements and covenants contained in any Document as to each of which no notice or grace period shall apply, such default continues for a period of 30 days (or, in the case where agreements and covenants contained in any Document provide for a grace period that is less than 30 days, continuance of a default for such shorter period) after the earlier of (i) there has been given Written Notice of such default to either of the Borrower or the Primary Servicer on behalf of the Providers by the Lender or (ii) discovery thereof by the Borrower; or if this Agreement or any other Document or any such other instrument or document shall terminate, be terminated or become void or unenforceable for any reason whatsoever without the written consent of the Lender.

         (d) An Event of Termination shall have occurred under the RPTA (without regard to waivers granted or sought).

         (e) Reserved.

         (f) Any representation or warranty made or deemed made by the Borrower (other than with respect to the eligibility of Receivables as Eligible Receivables hereunder) under or in connection with the Agreement or any information or report delivered by the Borrower (other than with respect to the Providers) pursuant to the Agreement shall prove to have been incorrect or untrue in any material respect when made or deemed made or delivered.

         (g) The Borrower shall incur any Debt other than under the Agreement.

         (h) This Agreement shall for any reason (other than pursuant to the terms hereof) fail or cease to create, or the security interest created by this Agreement fails or ceases to be, a valid and perfected security interest in the Receivables and the Collections with respect thereto free and clear of all Liens (other than Permitted Liens).

         (i) The Borrower or any Provider shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any Provider seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its Property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 45 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its Property) shall occur; or the Borrower or any Provider shall take any action to authorize any of the actions set forth above in this paragraph (i).

         (j) There shall have occurred any Material Adverse Effect since December 31, 1999.

         (k) The Borrower (x) shall have entered into any transaction or agreement and not provided prompt Written Notice thereof to the Lender, or (y) shall have consummated, any transaction or agreement intended to result in (i) the merger or consolidation of the Borrower, (ii) the acquisition of all or a substantial portion of the assets of any Person, (iii) the transfer, sale, assignment, lease or other disposition of all or a substantial portion of the Borrower's assets or Properties, (iv) a change in the general nature of the Borrower's business, or (v) the sale of a controlling interest, directly or indirectly, in the Borrower.

         (l) The Loss-to-Liquidation Ratio in any Month exceeds 5 %.

         (m) The arithmetic average of the Loss-to-Liquidation Ratios in any three consecutive Months exceeds 3%.

         (n) The Delinquency Ratio in any Month exceeds 10%.

         (o) The arithmetic average of the Delinquency Ratios in any three consecutive Months exceeds 8%.

         (p) Judgments or orders for payment of money (other than judgments or orders in respect of which adequate insurance is maintained for the payment thereof) in excess of $500,000 in the aggregate against the Borrower remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more.

         (q) Any governmental authority (including, without limitation, the Internal Revenue Service or the PBGC) files a notice of a Lien against (i) any of the Receivables or (ii) assets other than the Receivables involving an aggregate amount in excess of $500,000 which remains unpaid or discharged for a period of 30 days or more.

         (r) The Borrower shall fail to discharge within a period of 30 days after the commencement thereof any attachment, sequestration, forfeiture, or similar proceeding or proceedings involving an aggregate amount in excess of $500,000 against any of its Properties.

         (s) The Borrower sells, leases, assigns, transfers, or otherwise disposes of any of its Receivables, except as permitted or contemplated under the Agreement.

         (t) The Borrower declares or makes any Distribution, unless both prior and subsequent to the effectiveness of such proposed Distribution, (i) no Event of Default is continuing, including an Event of Default under clause (w) of this
Exhibit V hereof, (ii) such Distribution is in full compliance with applicable law, including the law of the State of Delaware as in effect at such time, and
(iii) the Borrower and the recipient of such Distribution have taken all necessary and appropriate corporate action to effectuate such Distribution.

         (u) The Borrower engages in any business other than solely the businesses of directly or indirectly purchasing Receivables from the Providers and in financing such Receivables with the Lender hereunder and the other transactions permitted or contemplated hereby.

         (v) The Borrower shall at any time fail to maintain a Tangible Net Worth of at least 5% of the then outstanding amount of the Revolving Loan.

         (w) If, at any date, the aggregate Expected Net Value of all Delinquent Receivables that became Delinquent Receivables during the prior 3 months is in excess of 8% of the aggregate Expected Net Value of all Receivables pledged by the Borrower to the Lender during the prior 3 months (regardless of whether the Denied Receivables are repurchased by the Providers or the Primary Servicer pursuant to Article IV of the RPTA).

         (x)  As  of  any  date  after  the  Initial   Funding  Date,   (i)  the
dollar-weighted average days outstanding with respect to all outstanding Eligible Receivables on such date and on the same day of each of the two preceding Months (or if there is no corresponding day in any such preceding month, the last day of such month) is greater than 75 days, or (ii) the average over the preceding 90 day period of the dollar-weighted average days outstanding with respect to all outstanding Eligible Receivables on each day during such period is greater than 75 days.

         (y) As of any date after the Initial Funding Date, more than 10% of all outstanding Eligible Receivables are aged more than 120 days but less than 180 days from the respective Invoice Dates of such Eligible Receivables.

         (z) As of any date, Collections on all Eligible Receivables that have been liquidated or written off during the then most recent 13 week period, are less than 10% of the aggregate gross value (billed amount) of such Eligible Receivables.

                                   EXHIBIT VI

                              ELIGIBILITY CRITERIA

         The following shall constitute the eligibility criteria for acceptance of Receivables for financing and inclusion in the Borrowing Base under the Agreement (the "ELIGIBILITY CRITERIA"):

         (a) The information provided by the Borrower with respect to each such Receivable is complete and correct and all documents, attestations and agreements relating thereto that have been delivered to the Lender are true and correct, and, other than with respect to Unbilled Receivables, the applicable Provider has billed the applicable Obligor and has delivered to such Obligor all requested supporting claim documents with respect to such Receivable and no amounts with respect to such Receivable have been paid as of the date and time of the inclusion of such Receivable in the Borrowing Base. All information set forth in the bill and supporting claim documents with respect to such Receivable is true, complete and correct; if additional information is requested by the Obligor, the Borrower (or the applicable Provider) has or will promptly provide the same, and if any error has been made with respect to such information, the Borrower will promptly correct the same and, if necessary, rebill such Receivable.

         (b) Each such Receivable (i) is payable, in an amount not less than its Expected Net Value, by the Obligor identified by the applicable Provider as being obligated to do so, (ii) is based on an actual and bona fide rendition of services to the Obligor or sale of goods to an Obligor or a plan participant of the Obligor in the ordinary course of business, (iii) is denominated and payable only in U.S. dollars in the United States, and (iv) is an account receivable or general intangible within the meaning of the UCC of the state in which the applicable Provider has its principal place of business, or is a right to payment under a policy of insurance or proceeds thereof, and is not evidenced by any instrument or chattel paper. There is no payor other than the Obligor identified by the Borrower as the payor primarily liable on such Receivable.

         (c) Each such Receivable (i) is not the subject of any action, suit, proceeding or dispute (pending or threatened), setoff, counterclaim, defense, abatement, suspension, deferment, deductible, reduction or termination by the Obligor (except for statutory rights of Governmental Entities that are not pending or threatened), (ii) is not past, or within 60 days of, the statutory limit for collection applicable to the Obligor or is not aged more than 180 days from its Invoice Date, (iii) in the case of a Receivable that is not a Rebate Receivable, was not billed to the Obligor on a date more than 30 days after the Last Service Date, and (iv) in the case of a Rebate Receivable, was not billed to the Obligor on a date more than 60 days after the end of the fiscal quarter in which such Rebate Receivable became due and payable.

         (d) Each such Receivable is not due from any Governmental Entity other than Medicare, Medicaid, State of Rhode Island, State of Tennessee and State of Arizona; provided that no Receivable due from the State of Rhode Island shall be considered to satisfy the Eligibility Criteria until the Lender shall have received a favorable opinion of Rhode Island counsel to the Providers, in form and substance satisfactory to the Lender.

         (e) Neither the Borrower nor any Provider has any guaranty of, letter of credit providing credit support for, or collateral security for, such Receivable, other than any such guaranty, letter of credit or collateral security as has been assigned to the Lender, and any such guaranty, letter of credit or collateral security is not subject to any Lien in favor of any other Person.

         (f) Each such Receivable is an obligation representing all or part of the sales price of merchandise, insurance or services within the meaning of
Section 3(c)(5) of the Investment Company Act of 1940, as amended, and the nature of which is such that its purchase with the proceeds of notes would constitute a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended.

         (g) The Obligor with respect to each such Receivable is (i) not currently the subject of any bankruptcy, insolvency or receivership proceeding, nor is it unable to make payments on its obligations when due; provided, however, that Receivables with respect to which Xantus Health Plan of Tennessee, Inc. is the Obligor shall not be ineligible solely as a result of such Obligor being in such a proceeding, (ii) located in the United States of America, (iii) one of the following: (x) a Person which in the ordinary course of its business or activities agrees to pay for healthcare services received by individuals, including, without limitation, commercial insurance companies and non-profit insurance companies (such as Blue Cross and Blue Shield) issuing health, personal injury, worker's compensation or other types of insurance, employers or unions which self-insure for employee or member health insurance, prepaid healthcare organizations, preferred provider organizations, health maintenance organizations, commercial hospitals, physician's groups or any other similar person or (y) an individual, (iv) not a Subsidiary, parent or other Person that is an Affiliate of any Provider and (v) not the Obligor of any Receivable that was a Defaulted Receivable in the past 12 months.

         (h) The financing of such Receivables hereunder is made in good faith and without actual intent to hinder, delay or defraud present or future creditors of the Borrower.

         (i) The insurance policy, contract or other instrument obligating an Obligor to make payment with respect to such Receivable (i) does not contain any provision prohibiting the grant of a security interest in such payment obligation from the applicable Provider to the Borrower, or from the Borrower to the Lender, (ii) has been duly authorized and, together with such Receivable, constitutes the legal, valid and binding obligation of the Obligor in accordance with its terms, (iii) together with such Receivable, does not contravene in any material respect any requirement of law applicable thereto, and (iv) was in full force and effect and applicable to the Obligor at the time the goods or services constituting the basis for such Receivable were sold or performed.

         (j) No consents by any third party to the sale of such Receivable are required other than consents previously obtained in writing by the Borrower, a copy of each such consent having been provided to the Lender.

         (k) The inclusion of each such Receivable in the Borrowing Base would not increase the fraction expressed as a percentage where (i) the numerator is the sum of the then outstanding principal amount of Eligible Receivables for any obligor (or group of obligors) listed below included in the Borrowing Base, and (ii) the denominator is the Borrowing Base for all Eligible Receivables, above the corresponding maximum percentage listed below:

                                                                  Maximum
Obligor                                                          Percentage
-------                                                          ----------
Health Maintenance Organizations                                    100%
Managed Care Organizations                                          100%
Long-Term Care Facilities                                            20%
Employer Plans                                                       50%
any single AAA rated Obligor                                         10%
any single AA rated Obligor                                           6%
any single A rated Obligor                                            4%
any single BBB rated Obligor                                          3%
any single unrated Obligor                                            3%


         (l) Unless specifically verified and accepted by the Master Servicer or Program Manager, no single Eligible Receivable that is not a Rebate Receivable has an Expected Net Value greater than $800,000.

         (m) No prior sale or assignment of security interest which is still in effect on the applicable Funding Date has been made with respect to or granted in any such Receivable.

                                  EXHIBIT VII-A

                       FORM OF BORROWING BASE CERTIFICATE

                               HFG HEALTHCO-4 LLC
                              Borrowing Base Report

Report Submission Date:_____________
Schedule #:______________
As of Date:______________

                                                                       ------------------------------------------------
I                  Beginning A/R Balance (from Previous Report)
                                                                       ------------------------------------------------

                                                                       ------------------------------------------------
II                  Additions:
                                                                       ------------------------------------------------
                                ss. 2.01. New billings
                                                                       ------------------------------------------------
                                ss. 2.02. Late Charges/Adjustments
                                                                       ------------------------------------------------
         Total Additions
                                                                       ------------------------------------------------

                                                                       ------------------------------------------------
III                  Deductions:
                                                                       ------------------------------------------------
                                ss. 3.01.  Collections
                                                                       ------------------------------------------------
                                ss. 3.02.  Contractual/Discounts
                                                                       ------------------------------------------------
                                ss. 3.03.  Transfers Bad Debt
                                                                       ------------------------------------------------
                                ss. 3.04.  Other Discounts/Adjustments
                                                                       ------------------------------------------------
Total Deductions
                                                                       ------------------------------------------------

                                                                       ------------------------------------------------
IV                 Accounts Receivable Balance
                                                                       ------------------------------------------------

                                                                       ------------------------------------------------
V                  Less:  Ineligible Collateral
                                                                       ------------------------------------------------

                                                                       ------------------------------------------------
VI                 Total Eligible Collateral (Gross)
                                                                       ------------------------------------------------
VII               Estimated Net Value %
                                                                       ------------------------------------------------
VIII              Total Eligible Collateral (Net)
                                                                       ------------------------------------------------
IX                Less:  Unposted Cash
                                                                       ------------------------------------------------
X                 Adjusted Net Eligible Collateral
                                                                       ------------------------------------------------
XI                Advance Rate Percentage                                                    85%
                                                                       ------------------------------------------------
XII               Maximum Loan Availability on Collateral



                                     VII-A-1





                                                                       ------------------------------------------------
XIII              Maximum Loan Availability per Agreement                                   $45,000,000
                                                                       ------------------------------------------------


                                                                       ------------------------------------------------
XIV               TOTAL LOAN AVAILABILITY (LESSOR OF
                  12 OR 13)
                                                                       ------------------------------------------------

                                                                       ------------------------------------------------
XV                Outstanding Loan Balance Prior Report
                                                                       ------------------------------------------------
XVI               Less Collections (Net Cash)
                                                                       ------------------------------------------------
XVII              Plus Draws Since Prior Report
                                                                       ------------------------------------------------
XVIII             Interest Due/Fees
                                                                       ------------------------------------------------
XIX               Additional Advance Requested
                                                                       ------------------------------------------------

                                                                       ------------------------------------------------
XX                LOAN BALANCE THIS REPORT
                                                                       ------------------------------------------------

                                                                       ------------------------------------------------
XXI               NET AVAILABILITY (14. minus 20.)
                                                                       ------------------------------------------------

The undersigned represents and warrants that the foregoing information is true, complete and correct and that the collateral reflected herein complies with and conforms to the Eligibility Criteria set forth in Exhibit VI to the Loan and Security Agreement between the undersigned and HFG Healthco-4 LLC and any supplements and amendments, if any, thereto (the "Agreement"). MIM Funding LLC promises to pay to HFG Healthco-4 LLC the new loan balances reflected above, plus interest, as set forth in the Agreement.


MIM FUNDING LLC


By:_______________Date:____________
      Name:
      Title:

MIM HEALTH PLANS, INC.


By:_______________Date:____________
      Name:
      Title:



                                     VII-A-2

AMERICAN DISEASE MANAGEMENT ASSOCIATES, LLC


By:_______________Date:____________
      Name:
      Title:

CONTINENTAL PHARMACY, INC.


By:_______________Date:____________
      Name:
      Title:


                                     VII-A-3

                                  EXHIBIT VII-B

                         FORM OF BORROWER'S CERTIFICATE



HFG Healthco-4 LLC
Two Wall Street
New York, New York 10005


Ladies and Gentlemen:

         The undersigned refers to the Loan and Security Agreement, dated as of November __, 2000 (as the same may be amended, supplemented, restated, or modified from time to time, the "Loan Agreement") between MIM Funding LLC ( the "Borrower") and HFG Healthco-4 LLC (the "Lender"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement.

         In accordance with Section 1.03 of the Loan Agreement and in fulfillment of the condition precedent set forth in Section 2(a) of Exhibit II thereto, the Borrower hereby gives you irrevocable notice that the undersigned requests a Revolving Advance under the Loan Agreement, and in connection therewith sets forth below the information relating to such Advance as required by Section 1.03 of the Loan Agreement:

                  Proposed Revolving Advance:
                  --------------------------

                    (i) The Funding Date of such Revolving  Advance is requested to be _______ __, 200_;

                    (ii) The amount of the Revolving  Advance is requested to be
               $_______________; and

                    (iii) Attached is the Borrowing Base  Certificate  delivered to you on the immediately prior [ Day ].

         The Borrower hereby certifies that the following statements are true and correct on the date hereof, and will be true and correct on the date of the proposed Revolving Advance:

                    (A) the representations,  warranties and covenants contained in Exhibits III and IV of the Loan Agreement are and will be true, correct, and in compliance both before and after giving effect to the Revolving Advance requested herein and to the application of the proceeds thereof, as though made on and as of such date (it being understood and agreed that any representation or warranty which by its terms is made on a specified date shall be required to be true and correct only as of such specified date); and


                                     VII-B-1

                    (B) no event has occurred and is continuing, or would result from the Revolving Advance requested herein or from the application of the proceeds thereof that constitutes or an Event of Default; and

                    (C) the aggregate outstanding principal amount of the Revolving Advances after giving effect to the Revolving Advance requested herein is not in excess of the lesser of the Revolving Commitment and the Borrowing Limit.



                                          Very truly yours,

                                          MIM FUNDING LLC


                                          By:__________________________
                                                Name:
                                                Title:



                                     VII-B-2

                                  EXHIBIT VIII

                          FORM OF DEPOSITARY AGREEMENT


                                 [SEE ATTACHED]



                                     VIII-1

                                  EXHIBIT IX-A

                           FORM OF OPINION OF COUNSEL

                                 [SEE ATTACHED]


                                     IX-A-1

                                  EXHIBIT IX-B

                           FORM OF OPINION OF COUNSEL

                                 [SEE ATTACHED]



                                     IX-B-1